UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form
N-CSR
relates solely to the Registrant’s: PGIM Core Conservative Bond Fund, PGIM Jennison
Small-Cap
Core Equity Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions
Mid-Cap
Index Fund and PGIM TIPS Fund).

Address of principal executive offices:	655 Broad Street, 6 th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French

655 Broad Street, 6 th Floor

Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2025

Date of reporting period:	7/31/2025

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM Jennison Small-Cap Core Equity Fund
Class R6:
PQJCX
ANNUAL SHAREHOLDER REPORT – July 31, 2025
This annual shareholder report contains important information about the Class R6 shares of PGIM Jennison Small-Cap Core Equity Fund (the
“Fund”) for the period of August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Jennison Small-Cap Core Equity Fund—Class R6	$94	0.95%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
Equities experienced significant volatility over the reporting period. Small-cap stocks, as represented by the Russell 2000 Index, reached a record high in early November 2024, before declining through the first quarter of 2025 and then rebounding strongly in the second quarter. Key events during the period included a US Federal Reserve interest rate cut, the US presidential election, the surprise launch of China’s
DeepSeek AI model, and heightened uncertainties over the US administration’s tariff and trade policies, among other factors. Overall, small-cap stocks ended the period modestly lower and lagged the broader market, as represented by the S&P 500 Index.
■
Holdings in the financials sector (especially capital markets) and consumer discretionary sector (led by specialty retail and textiles, apparel &
luxury goods) contributed strongly to relative performance versus the Russell 2000 Index (the Index). An underweight to health care also added notable value.
■
Stock selection in energy and materials was a main source of weakness relative to the Index, driven by oil, gas, & consumable fuels, and metals & mining, respectively. Security selection in real estate, consumer staples, and industrials also detracted from results.
MF242E

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or exp ense
reimbursements, if any, the returns would
have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	-1.19%	9.73%	9.23% (11/15/2016)
S&P 500 Index*	16.33%	15.88%	14.94%
Russell 2000 Index	-0.55%	9.81%	7.56%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less tha
n 10 fi
scal years of returns. Si
nce Inc
eption returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 11,102,820
Number of fund holdings	120
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	61%
WHAT ARE SOME CHARACTERISTICS OF THE FU
ND
’S HOLDINGS AS OF 7/31/2025?

Industry Classification	% of Net Assets
Banks	10.1%
Software	7.8%
Commercial Services & Supplies	5.0%
Affiliated Mutual Fund - Short-Term Investment (2.0% represents investments purchased with collateral from securities on loan)	4.9%
Biotechnology	4.9%
Semiconductors & Semiconductor Equipment	4.9%
Machinery	4.3%
Health Care Providers & Services	3.8%
Insurance	3.3%
Capital Markets	3.2%
Oil, Gas & Consumable Fuels	3.0%
Professional Services	2.8%
Hotels, Restaurants & Leisure	2.8%
Specialty Retail	2.8%
Metals & Mining	2.7%
Pharmaceuticals	2.6%
Residential REITs	2.4%
Construction & Engineering	2.2%
Financial Services	2.0%
Building Products	1.9%
Consumer Staples Distribution & Retail	1.7%
Textiles, Apparel & Luxury Goods	1.7%
Electric Utilities	1.7%
Aerospace & Defense	1.6%
Industry Classification	% of Net Assets
Gas Utilities	1.5%
Food Products	1.4%
Marine Transportation	1.3%
Automobile Components	1.3%
Chemicals	1.2%
IT Services	1.2%
Health Care Equipment & Supplies	1.1%
Mortgage Real Estate Investment Trusts (REITs)	1.1%
Retail REITs	1.0%
Office REITs	1.0%
Energy Equipment & Services	0.9%
Electronic Equipment, Instruments & Components	0.7%
Household Durables	0.7%
Industrial REITs	0.7%
Specialized REITs	0.7%
Health Care Technology	0.6%
Hotel & Resort REITs	0.5%
Diversified Telecommunication Services	0.5%
Trading Companies & Distributors	0.5%
Others*	0.3%
102.3%
Liabilities in excess of other assets	(2.3)%
100.0%

*	Consists of Industries that each make up less than 0.5% of the Fund's net assets

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting in formatio
n. You can also request this information by
contacting us at (800) 225-1852 or (973) 367-3529 f
rom o
utside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Jennison Small-Cap Core Equity Fund

SHARE CLASS	R6
NASDAQ	PQJCX
CUSIP	74440E805
MF242E

PGIM Core Conservative Bond Fund
Class R6:
PQCNX
ANNUAL SHAREHOLDER
REPORT
– July 31, 2025
This annual shareholder report contains important information about the Class R6 shares of PGIM Core Conservative Bond Fund (the “Fund”) for the period of August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Core Conservative Bond Fund—Class R6	$19	0.19%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, credit spreads across a broad spectrum of fixed income asset classes generally tightened, recovering from the US administration’s announcement of reciprocal
tariffs
on April 2, 2025. The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of 2024, was paused in the first h
alf of 202
5 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. Indeed, Core PCE came in higher than expected for the reporting period. In addition, revisions to the non-farm payroll report in July 2025 revealed a weaker labor market than previously indicated, causing investors to reprice their expectations for a September rate cut and a steepening of the US Treasury yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)
■
Security selection in US investment-grade corporates, AAA-rated non-agency commercial mortgage-backed securities (CMBS), and US
Treasuries; underweights to the US investment-grade corporate and emerging-market investment-grade sectors, along with an overweight to the AAA non-agency CMBS sector; and credit positioning in REITS contributed the most to the Fund’s performance during the reporting period.
■
The Fund’s duration and yield curve positioning, and an overweight to the municipal bond sector, detracted most from the Fund’s performance during the reporting period.
MF242E1

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	3.38%	-1.36%	1.16% ( 11/15/2016 )
Bloomberg US Aggregate Bond Index	3.38%	-1.07%	1.63%
Since Inception returns are provided for any share class with less than 10 fiscal years of returns.
Since
Inception returns for the Index are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 57,696,245
Number of fund holdings	607
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	128%
WHAT ARE SOME CHARACTERISTICS OF THE
FUND’S
HOLDINGS AS OF 7/31/2025?

Credit Quality expressed as a percentage of total investments as of 7/31/2025 (%)
AAA	34.5
AA	41.2
A	9.7
BBB	14.5
Cash/Cash Equivalents	0.1
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Core Conservative Bond Fund

SHARE CLASS	R6
NASDAQ	PQCNX
CUSIP	74440E888
MF242E1

PGIM TIPS Fund
Class R6:
PQTSX
ANNUAL SHAREHOLDER REPORT – July 31, 2025
This annual shareholder report contains important information about the Class R6 shares of PGIM TIPS Fund (the “Fund”) for the period of
August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM TIPS Fund—Class R6	$33	0.32%
WHAT AF
FECT
ED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
The US Federal Reserve's easing cycle, which began with three rate cuts in the second half of 2024, was paused in the first half of 2025 amid increased uncertainty over the impact of US policy changes on the domestic labor market and inflation. Indeed, Core PCE came in higher than expected for the reporting period. In particular, revisions to the non-farm payroll report in July 2025 revealed a weaker labor market than previously indicated, causing investors to reprice their expectations for a September rate cut and a steepening of the US Treasury yield curve.
(A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)
■
Security selection and relative value trades in the Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index optimal portfolio contributed to performance during the period.
■
The duration of the Fund, which was tactically managed versus the Index in response to perceived short-term inefficiencies or opportunities in the market, was a modest detractor from performance during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.). Yield curve positioning had a negative impact on performance during the period.
MF242E3

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	3.76%	0.87%	2.35% (11/15/2016)
Bloomberg US Aggregate Bond Index*	3.38%	-1.07%	1.63%
Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index	4.12%	1.17%	2.76%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 62,613,401
Number of fund holdings	40
Total advisory fees paid for the year	$ 37,917
Portfolio turnover rate for the year	85%
WHAT ARE SOME CH
ARACTER
ISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2025?

Credit Quality expressed as a percentage of total investments as of 7/31/2025 (%)
AAA	95.1
AA	4.4
Cash/Cash Equivalents	0.4
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to
100.0% due to rounding.

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM TIPS Fund

SHARE CLASS	R6
NASDAQ	PQTSX
CUSIP	74440E870
MF242E3

PGIM Quant Solutions Commodity Strategies Fund
Class Z:
PQCZX
ANNUAL SHAREHOLDER REPORT – July 31, 2025
This annual shareholder report contains important information about the Class Z shares of PGIM Quant Solutions Commodity Strategies Fund
(the “Fund”) for the period of August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at
(80
0) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund—Class Z	$73	0.70%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally increased, particularly in the precious metals sector. Carry from roll yields decreased from the previous year and turned negative after having been positive for the previous 2.5 years. Energy commodities and industrial metals produced overall positive returns, while grains declined during the period.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts. Accordingly, such investments drive its performance.
These futures contracts are a form of derivative based on the underlying price of a specific commodity.
■
The Fund’s returns relative to the Bloomberg Commodity Index benefited from underweight positioning in copper and sugar. From a factor perspective, risk measures were the largest relative outperformers during the period.
■
Positions in coffee and aluminum detracted the most from the Fund’s performance relative to the Bloomberg Commodity Index during the period, with growth and sentiment factors struggling.
MF242E3Z

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class Z shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: December 14, 2021 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Since Inception (%)
Class Z	7.90%	5.79% (12/14/2021)
S&P 500 Index*	16.33%	11.01%
Bloomberg Commodity Index	9.71%	5.70%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 45,495,626
Number of fund holdings	31
Total advisory fees paid for the year	$ 92,537
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2025?

Investment Allocation	% of Net Assets
U.S. Treasury Obligations	87.3%
Affiliated Mutual Fund - Short-Term Investment	14.3%
101.6%
Liabilities in excess of other assets*	(1.6)%
100.0%

Commodity Futures Contracts outstanding at July 31, 2025
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	15.4%
WTI Crude	7.7%
Natural Gas	7.5%
Brent Crude	7.3%
Silver	6.5%
Corn	5.6%
LME PRI Aluminum	5.1%
Soybean	4.7%
Copper	4.3%
Live Cattle	3.9%
LME Zinc	3.6%
LME Nickel	3.3%
Soybean Meal	3.2%
Commodity Futures Contracts: Long Positions	% of Net Assets
NY Harbor ULSD	3.1%
Gasoline RBOB	2.8%
Low Sulphur Gas Oil	2.8%
No. 2 Soft Red Winter Wheat	2.8%
Soybean Oil	2.5%
Coffee 'C'	2.2%
Cotton No. 2	2.1%
Hard Red Winter Wheat	1.7%
Sugar No. 11	1.6%
LME Lead	1.0%
Lean Hogs	0.7%
101.4%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Lead	(0.1)%
LME Nickel	(0.6)%
LME PRI Aluminum	(1.0)%
(1.7)%

*	Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1)	Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2)	Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2025.

ADDITIONAL I
NFORM
ATION
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	Z
NASDAQ	PQCZX
CUSIP	74440E854
MF242E3Z

PGIM Quant Solutions Commodity Strategies Fund
Class R6:
PQCMX
ANNUAL SHAREHOLDER REPORT – July 31, 2025
This annual shareholder report contains important information about the Class R6 shares of PGIM Quant Solutions Commodity Strategies Fund
(the “Fund”) for the period of August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.co
m/inv
estments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Commodity Strategies Fund—Class R6	$73	0.70%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, commodity prices generally increased, particularly in the precious metals sector. Carry from roll yields decreased from the previous year and turned negative after having been positive for the previous 2.5 years. Energy commodities and industrial metals produced overall positive returns, while grains declined during the period.
■
The Fund primarily invests in listed, exchange-traded commodities futures contracts. Accordingly, such investments drive its performance.
These futures contracts are a form of derivative based on the underlying price of a specific commodity.
■
The Fund’s returns relative to the Bloomberg Commodity Index benefited from underweight positioning in copper and sugar. From a factor perspective, risk measures were the largest relative outperformers during the period.
■
Positions in coffee and aluminum detracted the most from the Fund’s performance relative to the Bloomberg Commodity Index during the period, with growth and sentiment factors struggling.
MF242E3R6

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 15, 2016 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	7.76%	11.73%	5.02% (11/15/2016)
S&P 500 Index*	16.33%	15.88%	14.94%
Bloomberg Commodity Index	9.71%	11.33%	4.32%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 45,495,626
Number of fund holdings	31
Total advisory fees paid for the year	$ 92,537
Portfolio turnover rate for the year	0%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2025?

Investment Allocation	% of Net Assets
U.S. Treasury Obligations	87.3%
Affiliated Mutual Fund - Short-Term Investment	14.3%
101.6%
Liabilities in excess of other assets*	(1.6)%
100.0%

Commodity Futures Contracts outstanding at July 31, 2025
(1),(2)

Commodity Futures Contracts: Long Positions	% of Net Assets
Gold 100 OZ	15.4%
WTI Crude	7.7%
Natural Gas	7.5%
Brent Crude	7.3%
Silver	6.5%
Corn	5.6%
LME PRI Aluminum	5.1%
Soybean	4.7%
Copper	4.3%
Live Cattle	3.9%
LME Zinc	3.6%
LME Nickel	3.3%
Soybean Meal	3.2%
Commodity Futures Contracts: Long Positions	% of Net Assets
NY Harbor ULSD	3.1%
Gasoline RBOB	2.8%
Low Sulphur Gas Oil	2.8%
No. 2 Soft Red Winter Wheat	2.8%
Soybean Oil	2.5%
Coffee 'C'	2.2%
Cotton No. 2	2.1%
Hard Red Winter Wheat	1.7%
Sugar No. 11	1.6%
LME Lead	1.0%
Lean Hogs	0.7%
101.4%

Commodity Futures Contracts: Short Positions	% of Net Assets
LME Lead	(0.1)%
LME Nickel	(0.6)%
LME PRI Aluminum	(1.0)%
(1.7)%

*	Includes unsettled variation margin receivable (payable) for Commodity Futures contracts outstanding, as reported in the Fund's consolidated statutory financial statements.
(1)	Represents positions held in the PGIM QMA Commodity Strategies Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands Subsidiary.
(2)	Represents the current notional amount of the commodity future contracts (USD) as a percentage of net assets as of July 31, 2025.

ADDITIONAL IN
FORMATI
ON
You can find additional information at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Commodity Strategies Fund

SHARE CLASS	R6
NASDAQ	PQCMX
CUSIP	74440E862
MF242E3R6

PGIM Quant Solutions Mid-Cap Index Fund
Class R6:
PQCCX
ANNUAL SHAREHOLDER REPORT – July 31, 2025
This annual shareholder report contains important information about the
Class
R6 shares of PGIM
Quant
Solutions Mid-Cap Index Fund

(the “Fund”) for the period of August 1, 2024 to July 31, 2025.
You can find additional information about the Fund at
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
. You can also request
this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Quant Solutions Mid-Cap Index Fund —Class R6	$20	0.20%
WHAT AFFECTED THE FUND’S PERFORMANCE DURING THE REPORTING PERIOD?
■
During the reporting period, US mid-cap equities lagged global markets amid substantial volatility. Volatility spiked in early April 2025 after the
US administration announced broad reciprocal tariffs, triggering a sharp sell-off on fears of global retaliation, recession, and stagflation.
Inflation remained stable, but signs indicated that tariffs were slowly pushing up prices, particularly for imported goods.
■
The Fund employs a “passively managed” or index investment approach, holding all stocks included in the S&P MidCap 400 Index (the “Index”)
in approximately the same proportions. Accordingly, the Fund’s performance closely tracked the Index’s performance over the reporting period.
■
The Fund also held index ETFs that track the Index during the reporting period to provide portfolio liquidity. They had minimal impact on performance.
MF242E4

HOW HAS THE FUND PERFORMED OVER THE PAST 10 YEARS?
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The returns do not reflect the deduction of
taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit
pgim.com/investments/mutual-funds/prospectuses-fact-sheets
or call (800) 225-1852 or (973) 367-3529 from outside the US for more recent performance data.
The line graph reflects a hypothetical $10,000 investment in Class R6 shares and assumes that all recurring fees (including management fees)
were deducted and dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Cumulative Performance: November 17, 2016 to July 31, 2025 Initial Investment of $10,000

Average Annual Total Returns as of 7/31/2025
	One Year (%)	Five Years (%)	Since Inception (%)
Class R6	2.74%	13.75%	8.65% (11/17/2016)
S&P 500 Index*	16.33%	15.88%	14.94%
S&P MidCap 400 Index	3.28%	12.79%	9.64%
*The Fund compares its performance against this broad-based index in response to regulatory requirements.

The Fund’s total returns prior to December 11, 2023, as reflected in the line graph and the table, are the returns of the Fund when it followed a different investment objective and strategies and was an actively-managed fund under the name “PGIM Quant Solutions Mid-Cap Core Fund.
“
Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

WHAT ARE SOME KEY FUND STATISTICS AS OF 7/31/2025?

Fund’s net assets	$ 12,956,613
Number of fund holdings	404
Total advisory fees paid for the year	$ 0
Portfolio turnover rate for the year	42%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 7/31/2025?

Industry Classification	% of Net Assets
Banks	6.5%
Machinery	5.4%
Insurance	4.2%
Capital Markets	4.0%
Unaffiliated Exchange-Traded Funds	3.9%
Construction & Engineering	3.6%
Specialty Retail	3.5%
Hotels, Restaurants & Leisure	3.4%
Software	3.4%
Electronic Equipment, Instruments & Components	3.4%
Consumer Staples Distribution & Retail	3.2%
Oil, Gas & Consumable Fuels	3.0%
Semiconductors & Semiconductor Equipment	2.4%
Health Care Providers & Services	2.4%
Aerospace & Defense	2.4%
Building Products	2.3%
Professional Services	2.2%
Biotechnology	2.1%
Trading Companies & Distributors	1.9%
Metals & Mining	1.9%
Financial Services	1.8%
Commercial Services & Supplies	1.7%
Life Sciences Tools & Services	1.7%
Household Durables	1.7%
Electrical Equipment	1.6%
Specialized REITs	1.5%
Ground Transportation	1.4%
Chemicals	1.4%
Health Care Equipment & Supplies	1.3%
Diversified Consumer Services	1.3%
Containers & Packaging	1.3%
Industry Classification	% of Net Assets
Gas Utilities	1.1%
Industrial REITs	1.0%
Electric Utilities	1.0%
Retail REITs	0.9%
IT Services	0.9%
Textiles, Apparel & Luxury Goods	0.9%
Food Products	0.9%
Residential REITs	0.9%
Automobile Components	0.8%
Consumer Finance	0.7%
Health Care REITs	0.7%
Communications Equipment	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Technology Hardware, Storage & Peripherals	0.6%
Media	0.6%
Office REITs	0.6%
Affiliated Mutual Fund - Short-Term Investment (0.5% represents investments purchased with collateral from securities on loan)	0.6%
Beverages	0.5%
Personal Care Products	0.5%
Leisure Products	0.5%
Passenger Airlines	0.5%
Diversified REITs	0.5%
Others*	4.4%
102.2%
Liabilities in excess of other assets	(2.2)%
100.0%

*	Consists of Industries that each make up less than 0.5% of the Fund's net assets

ADDITIONAL INFORMATION
You can find additional information at
pgim.c
om/investments/mut
ual-funds/prospectuses-fact-sheets
or by scanning the QR code below,
including the Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at (800) 225-1852 or (973) 367-3529 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Quant Solutions Mid-Cap Index Fund

SHARE CLASS	R6
NASDAQ	PQCCX
CUSIP	74440E508
MF242E4

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2025 and July 31, 2024 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $181,502 and $ 172,624, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended July 31, 2025, and July 31, 2024: none.

(c)	Tax Fees

For the fiscal years ended July 31, 2025, and July 31, 2024: none.

(d)	All Other Fees

For the fiscal years ended July 31, 2025, and July 31, 2024: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2025	Fiscal Year Ended July 31, 2024
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2025, and July 31, 2024 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

Items 7 – 11 (Refer to Report(s) below)

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund

FINANCIAL STATEMENTS AND OTHER INFORMATION

JULY 31, 2025

Table of Contents	Financial Statements and Other Information	July 31, 2025

Form N-CSR Item 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

AID—Agency for International Development

BABs—Build America Bonds

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LME—London Metal Exchange

LP—Limited Partnership

MSC—Morgan Stanley & Co. LLC

MTN—Medium Term Note

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS

Aerospace & Defense 1.6%

Hexcel Corp.	1,113	$ 66,680
Karman Holdings, Inc.*	1,027	53,096
Mercury Systems, Inc.*	1,098	57,744

		177,520

Automobile Components 1.3%

Dorman Products, Inc.*	1,173	141,487

Banks 10.1%

Ameris Bancorp	2,110	144,219
Atlantic Union Bankshares Corp.	2,294	72,720
Brookline Bancorp, Inc.	3,450	35,604
Eastern Bankshares, Inc.	6,623	102,325
Enterprise Financial Services Corp.	2,063	113,857
First Bancorp	2,002	100,280
First Interstate BancSystem, Inc. (Class A Stock)	3,312	95,352
Heritage Financial Corp.	4,364	98,365
MidWestOne Financial Group, Inc.	2,520	69,401
Pinnacle Financial Partners, Inc.	723	63,544
Renasant Corp.	3,092	113,291
Wintrust Financial Corp.	912	116,718

		1,125,676

Biotechnology 4.9%

Apellis Pharmaceuticals, Inc.*	1,346	30,070
Arcutis Biotherapeutics, Inc.*	12,169	177,424
Caris Life Sciences, Inc.*	404	11,344
Crinetics Pharmaceuticals, Inc.*	2,202	62,955
Newamsterdam Pharma Co. NV (Netherlands)*	2,614	57,011
Rhythm Pharmaceuticals, Inc.*	386	32,899
Scholar Rock Holding Corp.*	839	31,085
Soleno Therapeutics, Inc.*	525	45,397
Twist Bioscience Corp.*	2,266	76,070
Vaxcyte, Inc.*	506	17,179

		541,434

Building Products 1.9%

Griffon Corp.	718	58,352
Hayward Holdings, Inc.*	6,854	105,414
Zurn Elkay Water Solutions Corp.	1,032	45,666

		209,432

Capital Markets 3.2%

Acadian Asset Management, Inc.	4,016	167,829
Marex Group PLC (United Kingdom)	2,137	82,445
Moelis & Co. (Class A Stock)	1,557	109,208

		359,482

Chemicals 1.2%

Avient Corp.	2,049	64,687
Element Solutions, Inc.	3,021	71,296

		135,983

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies 5.0%

ACV Auctions, Inc. (Class A Stock)*	9,513	$135,180
Casella Waste Systems, Inc. (Class A Stock)*	1,672	181,796
VSE Corp.	1,494	233,871

		550,847

Construction & Engineering 2.2%

Concrete Pumping Holdings, Inc.	6,680	45,624
Construction Partners, Inc. (Class A Stock)*	1,053	106,195
Great Lakes Dredge & Dock Corp.*	8,421	93,305

		245,124

Consumer Staples Distribution & Retail 1.7%

Chefs’ Warehouse, Inc. (The)*	2,825	193,682

Diversified Telecommunication Services 0.5%

Cogent Communications Holdings, Inc.	1,274	58,082

Electric Utilities 1.7%

IDACORP, Inc.	1,481	185,614

Electronic Equipment, Instruments & Components 0.7%

Mirion Technologies, Inc.*	3,682	82,293

Energy Equipment & Services 0.9%

Cactus, Inc. (Class A Stock)	2,467	104,379

Financial Services 2.0%

AvidXchange Holdings, Inc.*	3,462	34,135
Essent Group Ltd.	1,203	67,356
Flywire Corp.*	5,083	55,354
Shift4 Payments, Inc. (Class A Stock)*(a)	620	63,860

		220,705

Food Products 1.4%

Freshpet, Inc.*	818	55,886
Utz Brands, Inc.	7,888	102,780

		158,666

Gas Utilities 1.5%
Chesapeake Utilities Corp.	1,385	166,034

Health Care Equipment & Supplies 1.1%

Inspire Medical Systems, Inc.*	169	21,047
iRhythm Technologies, Inc.*	757	106,117

		127,164

Health Care Providers & Services 3.8%

Concentra Group Holdings Parent, Inc.	1,630	32,551
GeneDx Holdings Corp.*	986	100,523
Guardant Health, Inc.*	1,580	64,748
LifeStance Health Group, Inc.*	15,324	60,990
Omada Health, Inc.*(a)	352	6,167

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Option Care Health, Inc.*	2,678	$78,599
RadNet, Inc.*	1,375	75,254

		418,832

Health Care Technology 0.6%

Waystar Holding Corp.*	1,857	68,672

Hotel & Resort REITs 0.5%

Summit Hotel Properties, Inc.	11,405	59,534

Hotels, Restaurants & Leisure 2.8%

Golden Entertainment, Inc.	1,963	55,199
Penn Entertainment, Inc.*	3,712	67,039
Shake Shack, Inc. (Class A Stock)*	1,550	186,527

		308,765

Household Durables 0.7%

Century Communities, Inc.	1,416	79,707

Industrial REITs 0.7%

Plymouth Industrial REIT, Inc.	5,156	74,865

Insurance 3.3%

Aspen Insurance Holdings Ltd. (Bermuda) (Class A Stock)*	1,366	43,152
Axis Capital Holdings Ltd.	1,814	170,226
Lincoln National Corp.	1,889	71,990
Skyward Specialty Insurance Group, Inc.*	1,670	84,468

		369,836

IT Services 1.2%

ASGN, Inc.*	1,271	63,728
Grid Dynamics Holdings, Inc.*	7,458	70,776

		134,504

Machinery 4.3%

Enerpac Tool Group Corp.	2,321	89,382
Gates Industrial Corp. PLC*	6,862	170,177
Lindsay Corp.	804	109,754
Trinity Industries, Inc.	4,473	104,221

		473,534

Marine Transportation 1.3%

Kirby Corp.*	1,508	143,728

Metals & Mining 2.7%

Eldorado Gold Corp. (Turkey)*	9,238	189,379
ERO Copper Corp. (Brazil)*	7,786	105,267

		294,646

Mortgage Real Estate Investment Trusts (REITs) 1.1%

Ladder Capital Corp.	10,832	118,285

Office REITs 1.0%

Cousins Properties, Inc.	4,092	110,893

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 3.0%

Crescent Energy Co. (Class A Stock)	8,971	$82,892
Gulfport Energy Corp.*	826	143,831
Northern Oil & Gas, Inc.	3,790	106,727

		333,450

Pharmaceuticals 2.6%

Prestige Consumer Healthcare, Inc.*	898	66,407
Tarsus Pharmaceuticals, Inc.*(a)	3,330	129,270
Verona Pharma PLC (United Kingdom), ADR*	864	90,798

		286,475

Professional Services 2.8%

First Advantage Corp.*(a)	2,704	46,752
Huron Consulting Group, Inc.*	997	131,684
Korn Ferry	1,880	133,236

		311,672

Real Estate Management & Development 0.3%

Marcus & Millichap, Inc.	1,186	36,956

Residential REITs 2.4%

Independence Realty Trust, Inc.	10,218	171,356
UMH Properties, Inc.	5,752	93,642

		264,998

Retail REITs 1.0%

Urban Edge Properties	5,663	111,674

Semiconductors & Semiconductor Equipment 4.9%

Credo Technology Group Holding Ltd.*	546	60,907
Impinj, Inc.*	678	104,805
Semtech Corp.*	899	45,939
SiTime Corp.*	419	84,994
Tower Semiconductor Ltd. (Israel)*	4,040	184,830
Universal Display Corp.	413	59,637

		541,112

Software 7.8%

AvePoint, Inc.*	6,673	127,321
Clearwater Analytics Holdings, Inc. (Class A Stock)*	2,084	42,222
I3 Verticals, Inc. (Class A Stock)*	1,357	37,969
Intapp, Inc.*	3,598	144,100
Q2 Holdings, Inc.*	2,443	198,371
Riskified Ltd. (Class A Stock)*	9,749	49,720
Sprout Social, Inc. (Class A Stock)*	4,050	69,457
Varonis Systems, Inc.*	2,223	124,110
Vertex, Inc. (Class A Stock)*	2,034	67,468

		860,738

Specialized REITs 0.7%

National Storage Affiliates Trust	2,513	74,033

Specialty Retail 2.8%

Boot Barn Holdings, Inc.*	530	91,107

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

Five Below, Inc.*	736	$100,479
Warby Parker, Inc. (Class A Stock)*	4,826	115,582

		307,168

Textiles, Apparel & Luxury Goods 1.7%

Kontoor Brands, Inc.	1,689	94,010
Wolverine World Wide, Inc.	4,185	94,497

		188,507

Trading Companies & Distributors 0.5%

Rush Enterprises, Inc. (Class A Stock)	1,066	57,713

TOTAL LONG-TERM INVESTMENTS (cost $8,720,845)		10,813,901

SHORT-TERM INVESTMENTS 4.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)	315,898	315,898
PGIM Institutional Money Market Fund (7-day effective yield 4.528%) (cost $226,433; includes $225,350 of cash collateral for securities on loan)(b)(wb)	226,606	226,448

TOTAL SHORT-TERM INVESTMENTS (cost $542,331)		542,346

TOTAL INVESTMENTS 102.3% (cost $9,263,176)		11,356,247
Liabilities in excess of other assets (2.3)%		(253,427)

NET ASSETS 100.0%		$11,102,820

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $214,712; cash collateral of $225,350 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities

Assets

Long-Term Investments
Common Stocks
Aerospace & Defense	$177,520	$—	$—
Automobile Components	141,487	—	—
Banks	1,125,676	—	—
Biotechnology	541,434	—	—

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3

Investments in Securities (continued)

Assets (continued)

Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$209,432	$—	$—
Capital Markets	359,482	—	—
Chemicals	135,983	—	—
Commercial Services & Supplies	550,847	—	—
Construction & Engineering	245,124	—	—
Consumer Staples Distribution & Retail	193,682	—	—
Diversified Telecommunication Services	58,082	—	—
Electric Utilities	185,614	—	—
Electronic Equipment, Instruments & Components	82,293	—	—
Energy Equipment & Services	104,379	—	—
Financial Services	220,705	—	—
Food Products	158,666	—	—
Gas Utilities	166,034	—	—
Health Care Equipment & Supplies	127,164	—	—
Health Care Providers & Services	418,832	—	—
Health Care Technology	68,672	—	—
Hotel & Resort REITs	59,534	—	—
Hotels, Restaurants & Leisure	308,765	—	—
Household Durables	79,707	—	—
Industrial REITs	74,865	—	—
Insurance	369,836	—	—
IT Services	134,504	—	—
Machinery	473,534	—	—
Marine Transportation	143,728	—	—
Metals & Mining	294,646	—	—
Mortgage Real Estate Investment Trusts (REITs)	118,285	—	—
Office REITs	110,893	—	—
Oil, Gas & Consumable Fuels	333,450	—	—
Pharmaceuticals	286,475	—	—
Professional Services	311,672	—	—
Real Estate Management & Development	36,956	—	—
Residential REITs	264,998	—	—
Retail REITs	111,674	—	—
Semiconductors & Semiconductor Equipment	541,112	—	—
Software	860,738	—	—
Specialized REITs	74,033	—	—
Specialty Retail	307,168	—	—
Textiles, Apparel & Luxury Goods	188,507	—	—
Trading Companies & Distributors	57,713	—	—
Short-Term Investments
Affiliated Mutual Funds	542,346	—	—

Total	$11,356,247	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2025 were as follows:

Banks	10.1%
Software	7.8
Commercial Services & Supplies	5.0
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	4.9
Biotechnology	4.9
Semiconductors & Semiconductor Equipment	4.9
Machinery	4.3
Health Care Providers & Services	3.8
Insurance	3.3
Capital Markets	3.2
Oil, Gas & Consumable Fuels	3.0

Professional Services	2.8%
Hotels, Restaurants & Leisure	2.8
Specialty Retail	2.8
Metals & Mining	2.7
Pharmaceuticals	2.6
Residential REITs	2.4
Construction & Engineering	2.2
Financial Services	2.0
Building Products	1.9
Consumer Staples Distribution & Retail	1.7
Textiles, Apparel & Luxury Goods	1.7
Electric Utilities	1.7

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2025

Industry Classification (continued):

Aerospace & Defense	1.6%
Gas Utilities	1.5
Food Products	1.4
Marine Transportation	1.3
Automobile Components	1.3
Chemicals	1.2
IT Services	1.2
Health Care Equipment & Supplies	1.1
Mortgage Real Estate Investment Trusts (REITs)	1.1
Retail REITs	1.0
Office REITs	1.0
Energy Equipment & Services	0.9
Electronic Equipment, Instruments & Components	0.7

Household Durables	0.7%
Industrial REITs	0.7
Specialized REITs	0.7
Health Care Technology	0.6
Hotel & Resort REITs	0.5
Diversified Telecommunication Services	0.5
Trading Companies & Distributors	0.5
Real Estate Management & Development	0.3

102.3
Liabilities in excess of other assets	(2.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$214,712	$(214,712)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value, including securities on loan of $214,712:
Unaffiliated investments (cost $8,720,845)	$10,813,901
Affiliated investments (cost $542,331)	542,346
Receivable for Fund shares sold	167,680
Due from Manager	2,630
Receivable for investments sold	1,580
Dividends receivable	1,229
Prepaid expenses	71

Total Assets	11,529,437

Liabilities

Payable to broker for collateral for securities on loan	225,350
Payable for Fund shares purchased	146,915
Payable for investments purchased	20,252
Accrued expenses and other liabilities	17,263
Custodian and accounting fees payable	15,888
Trustees’ fees payable	800
Affiliated transfer agent fee payable	149

Total Liabilities	426,617

Net Assets	$11,102,820

Net assets were comprised of:
Paid-in capital	$8,889,991
Total distributable earnings (loss)	2,212,829

Net assets, July 31, 2025	$11,102,820

Class R6

Net asset value, offering price and redemption price per share, ($11,102,820 ÷ 822,568 shares of beneficial interest issued and outstanding)	$13.50

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$97,253
Affiliated dividend income	15,134
Income from securities lending, net (including affiliated income of $687)	734

Total income	113,121

Expenses
Management fee	76,046
Custodian and accounting fees	40,331
Professional fees	35,212
Audit fee	26,712
Shareholders’ reports	15,273
Fund data services	10,906
Trustees’ fees	9,681
Registration fees	2,386
Transfer agent’s fees and expenses (including affiliated expense of $753)	939
Miscellaneous	7,303

Total expenses	224,789
Less: Fee waiver and/or expense reimbursement	(128,466)

Net expenses	96,323

Net investment income (loss)	16,798

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(50))	551,385

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $15)	(496,607)

Net gain (loss) on investment transactions	54,778

Net Increase (Decrease) In Net Assets Resulting From Operations	$71,576

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,
	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,798	$26,197
Net realized gain (loss) on investment transactions	551,385	1,123,401
Net change in unrealized appreciation (depreciation) on investments	(496,607)	72,079

Net increase (decrease) in net assets resulting from operations	71,576	1,221,677

Dividends and Distributions
Distributions from distributable earnings
Class R6	(817,907)	(92,985)

Fund share transactions
Net proceeds from shares sold (447,539 and 389,031 shares, respectively)	6,131,280	5,068,393
Net asset value of shares issued in reinvestment of dividends and distributions (53,388 and 6,986 shares, respectively)	817,907	92,985
Cost of shares purchased (329,229 and 485,117 shares, respectively)	(4,781,856)	(6,445,389)

Net increase (decrease) in net assets from Fund share transactions	2,167,331	(1,284,011)

Total increase (decrease)	1,421,000	(155,319)

Net Assets:

Beginning of year	9,681,820	9,837,139

End of year	$11,102,820	$9,681,820

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2025		2024		2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.88		$13.29		$12.28	$19.43	$12.48
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04		0.05	0.02	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(0.03	)(b)	1.66		1.02	(2.98)	7.65
Total from investment operations	(0.01)		1.70		1.07	(2.96)	7.59
Less Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.02)		(0.04)	-	-
Tax return of capital distributions	-		-		(0.02)	-	-
Distributions from net realized gains	(1.34)		(0.09)		-	(4.19)	(0.64)
Total dividends and distributions	(1.37)		(0.11)		(0.06)	(4.19)	(0.64)
Net asset value, end of year	$13.50		$14.88		$13.29	$12.28	$19.43
Total Return(c):	(1.19)%		12.91%		8.77%	(19.13)%	62.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,103		$9,682		$9,837	$29,650	$32,765
Average net assets (000)	$10,139		$9,243		$27,601	$32,596	$28,667
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%		1.00	%(e)	0.95%	0.95%	0.95%
Expenses before waivers and/or expense reimbursement	2.22%		2.36%		1.25%	1.15%	1.19%
Net investment income (loss)	0.17%		0.28%		0.38%	0.11%	(0.39)%
Portfolio turnover rate(f)	61%		87%		40%	49%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.05% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.4%

ASSET-BACKED SECURITIES 0.5%

Credit Cards

Chase Issuance Trust,
Series 2024-A02, Class A	4.630%	01/15/31	100	$101,404
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	100	99,063
Series 2025-A02, Class A	4.490	06/21/32	100	100,598

TOTAL ASSET-BACKED SECURITIES (cost $306,252)				301,065

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.0%

3650R Commercial Mortgage Trust,
Series 2021-PF01, Class A4	2.253	11/15/54	100	87,283
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	99	86,123
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4	2.661	08/15/52	87	81,410
Benchmark Mortgage Trust,
Series 2020-B19, Class A3	1.787	09/15/53	175	167,236
Series 2020-B21, Class A4	1.704	12/17/53	100	87,243
Series 2021-B23, Class A4A1	1.823	02/15/54	200	171,285
Series 2021-B30, Class A4	2.329	11/15/54	150	129,696
BMO Mortgage Trust,
Series 2022-C01, Class A4	3.119	02/17/55	150	135,061
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	75	73,055
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	15	15,021
Citigroup Commercial Mortgage Trust,
Series 2017-P08, Class A3	3.203	09/15/50	75	73,023
Commercial Mortgage Trust,
Series 2016-DC02, Class A5	3.765	02/10/49	25	24,853
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	37	36,645
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	9	9,001
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.125	05/12/53	100	89,500
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	120,544
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	12	12,118
Series 2016-JP04, Class A3	3.393	12/15/49	125	123,072
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	113	111,113
Series 2021-L06, Class A3	2.196(cc)	06/15/54	225	197,775
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	160	157,230
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	121	119,174
Series 2017-C39, Class A3	2.878	09/15/50	100	97,866
Series 2020-C55, Class A4	2.474	02/15/53	125	114,376

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,537,736)				2,319,703

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 27.2%

Aerospace & Defense 0.7%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196%	02/04/26	75	$74,010
Sr. Unsec’d. Notes	2.700	02/01/27	20	19,423
Sr. Unsec’d. Notes	3.100	05/01/26	10	9,881
Sr. Unsec’d. Notes	3.250	02/01/35	25	21,104
Sr. Unsec’d. Notes	3.550	03/01/38	30	24,232
Sr. Unsec’d. Notes	5.705	05/01/40	15	14,891
Sr. Unsec’d. Notes	5.930	05/01/60	60	57,451
Sr. Unsec’d. Notes	6.298	05/01/29	90	94,968
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	5.400	01/15/27	50	50,614
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	20	18,004
RTX Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	10	9,930
Sr. Unsec’d. Notes	4.875	10/15/40	20	18,709

				413,217

Agriculture 0.8%

BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	110	97,674
Gtd. Notes	4.700	04/02/27	95	95,148
Gtd. Notes	5.350	08/15/32	30	30,592
Gtd. Notes	5.834	02/20/31	15	15,718
JBS USA LUX Sarl/JBS USA Food Co./JBS USA Foods Group,
Gtd. Notes, 144A	5.950	04/20/35	25	25,795
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.875	02/15/28	85	86,038
Sr. Unsec’d. Notes	5.125	02/15/30	100	102,379
Sr. Unsec’d. Notes	5.125	02/13/31	30	30,634

				483,978

Airlines 0.1%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	30	30,200

Auto Manufacturers 0.4%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	100	91,895
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	15	14,884
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	5.050	04/04/28	56	56,571
Sr. Unsec’d. Notes	5.400	05/08/27	20	20,265
Sr. Unsec’d. Notes	5.550	07/15/29	30	30,642
Sr. Unsec’d. Notes	5.800	01/07/29	10	10,307

				224,564

Banks 6.6%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	325	291,426
Sr. Unsec’d. Notes	3.419(ff)	12/20/28	125	122,071
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	95	86,727
Sr. Unsec’d. Notes, MTN	2.972(ff)	02/04/33	100	89,495
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.894(ff)	11/24/32	135	119,631

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Capital One NA,
Sr. Unsec’d. Notes	4.650%	09/13/28	15	$15,063
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	90	82,421
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	30	21,213
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	135	125,992
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	205	201,607
Comerica, Inc.,
Sr. Unsec’d. Notes	5.982(ff)	01/30/30	130	133,724
Deutsche Bank AG (Germany),
Sub. Notes	3.742(ff)	01/07/33	200	180,357
Fifth Third Bancorp,
Sr. Unsec’d. Notes	6.339(ff)	07/27/29	10	10,511
First Horizon Corp.,
Sr. Unsec’d. Notes	5.514(ff)	03/07/31	25	25,429
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	115	99,689
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	200	198,560
Sr. Unsec’d. Notes	5.016(ff)	10/23/35	10	9,849
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.013(ff)	09/22/28	105	99,488
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes	5.709(ff)	02/02/35	25	25,564
Huntington National Bank (The),
Sr. Unsec’d. Notes	5.650	01/10/30	20	20,726
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	20	17,349
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	170	155,318
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	75	66,938
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	25	23,280
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	210	205,409
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	80	70,297
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	44	43,951
Sr. Unsec’d. Notes	4.946(ff)	10/22/35	25	24,710
Sr. Unsec’d. Notes	5.766(ff)	04/22/35	10	10,489
KeyCorp,
Sr. Unsec’d. Notes	6.401(ff)	03/06/35	15	16,028
Morgan Stanley,
Sr. Unsec’d. Notes	5.123(ff)	02/01/29	95	96,415
Sr. Unsec’d. Notes	5.587(ff)	01/18/36	15	15,400
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	65	56,335
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	150	128,328
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	195	167,103
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	6.615(ff)	10/20/27	30	30,711
Truist Financial Corp.,
Sr. Unsec’d. Notes, MTN	5.435(ff)	01/24/30	35	35,981
Sr. Unsec’d. Notes, MTN	5.867(ff)	06/08/34	15	15,668
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	100	99,933
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	54,075
Sr. Unsec’d. Notes	5.389(ff)	04/24/34	70	71,598
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	70	64,209
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	235	219,532
Sr. Unsec’d. Notes, MTN	3.350(ff)	03/02/33	50	45,770
Sr. Unsec’d. Notes, MTN	5.707(ff)	04/22/28	95	96,846

				3,791,216

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages 0.4%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700%	02/01/36	185	$178,559
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	5	4,947
Sr. Unsec’d. Notes	2.250	08/01/31	45	38,995

				222,501

Biotechnology 0.2%

Amgen, Inc.,
Sr. Unsec’d. Notes	5.250	03/02/30	115	118,209

Building Materials 0.2%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	5.150	12/01/34	45	45,108
Owens Corning,
Sr. Unsec’d. Notes	3.950	08/15/29	50	48,846
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500	06/15/47	5	4,206

				98,160

Chemicals 0.6%

DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.725	11/15/28	90	91,061
Sr. Unsec’d. Notes	5.319	11/15/38	3	3,076
Sr. Unsec’d. Notes	5.419	11/15/48	5	4,994
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49	10	7,497
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	5	3,626
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	60	60,602
Sr. Unsec’d. Notes	5.200	06/21/27	140	141,460
Sr. Unsec’d. Notes	5.250	01/15/45	10	9,262

				321,578

Commercial Services 0.3%

California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	9,394
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	15	10,017
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	6,407
Quanta Services, Inc.,
Sr. Unsec’d. Notes	4.750	08/09/27	20	20,130
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	5.250	03/27/35	70	71,376
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	5	3,154
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	8,677
University of Southern California,
Sr. Unsec’d. Notes	4.976	10/01/53	7	6,389
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	7,825

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524%	04/15/54	25	$17,847
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	26,630

				187,846

Computers 0.3%
Accenture Capital, Inc.,
Gtd. Notes	4.250	10/04/31	65	63,995
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	35	34,189
Gtd. Notes	6.000	06/04/29	25	25,807
Teledyne FLIR LLC,
Sr. Unsec’d. Notes	2.500	08/01/30	55	49,724

				173,715

Diversified Financial Services 0.5%
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	2.750	10/15/32	55	46,672
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	4.904	07/01/30	200	200,051
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	45	41,440

				288,163

Electric 2.7%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	65	57,727
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	5.375	06/15/35	15	15,247
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	10	8,009
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	35	28,500
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.200	12/15/31	35	29,984
Sr. Unsec’d. Notes	3.750	05/15/46	15	11,146
Sr. Unsec’d. Notes	6.350	12/15/32	30	32,260
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	8,876
Commonwealth Edison Co.,
First Mortgage	4.600	08/15/43	45	39,395
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	19,808
DTE Electric Co.,
First Mortgage	5.200	04/01/33	55	56,441
DTE Energy Co.,
Sr. Unsec’d. Notes	4.950	07/01/27	35	35,326
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	12,815
Duke Energy Florida LLC,
First Mortgage	5.875	11/15/33	90	95,320
First Mortgage	6.350	09/15/37	31	33,722
Entergy Texas, Inc.,
First Mortgage	1.750	03/15/31	30	25,769

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series B	3.900%	07/15/27	155	$153,097

Florida Power & Light Co.,
First Mortgage	3.800	12/15/42	30	24,531
First Mortgage	5.150	06/15/29	65	66,881
First Mortgage	5.250	02/01/41	25	24,625
First Mortgage	5.800	03/15/65	10	10,125

Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	6,865

Nevada Power Co.,
General Ref. Mortgage, Series N	6.650	04/01/36	30	32,846
General Ref. Mortgage, Series R	6.750	07/01/37	10	11,086

Pacific Gas & Electric Co.,
First Mortgage	4.000	12/01/46	50	35,771
First Mortgage	4.500	07/01/40	105	88,745

PacifiCorp,
First Mortgage	2.700	09/15/30	25	22,796
First Mortgage	4.125	01/15/49	70	53,135
First Mortgage	5.250	06/15/35	45	44,612
First Mortgage	6.350	07/15/38	15	15,841

PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	50	41,792
First Mortgage	4.850	02/15/34	5	4,974
First Mortgage	6.250	05/15/39	20	21,844

Public Service Co. of New Hampshire,
First Mortgage	4.400	07/01/28	50	50,137
First Mortgage	5.350	10/01/33	60	61,959

Public Service Electric & Gas Co.,
First Ref. Mortgage, MTN	3.950	05/01/42	10	8,221
Sec’d. Notes, MTN	4.650	03/15/33	35	34,694

Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.450	11/15/31	30	26,243

Puget Energy, Inc.,
Sr. Sec’d. Notes	4.100	06/15/30	45	43,328

San Diego Gas & Electric Co.,
First Mortgage, Series RRR	3.750	06/01/47	5	3,705

Sempra,
Sr. Unsec’d. Notes	4.000	02/01/48	15	11,126

Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	25	18,198
First Ref. Mortgage	4.650	10/01/43	50	41,247

Virginia Electric & Power Co.,
Sr. Unsec’d. Notes	5.050	08/15/34	8	8,009
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	21,093

Wisconsin Public Service Corp.,
Sr. Unsec’d. Notes	4.550	12/01/29	60	60,451

				1,558,322

Electronics 0.0%

Amphenol Corp.,
Sr. Unsec’d. Notes	2.800	02/15/30	25	23,381

Entertainment 0.0%

Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	3	1,856

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods 0.1%

Kraft Heinz Foods Co.,
Gtd. Notes	4.375%	06/01/46	10	$7,947

Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	10	9,245

Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.550	06/02/27	10	9,825
Sr. Unsec’d. Notes	4.350	03/01/29	15	14,883

				41,900

Gas 0.5%

NiSource, Inc.,
Sr. Unsec’d. Notes	5.250	02/15/43	15	14,030

Southern California Gas Co.,
First Mortgage	5.050	09/01/34	25	25,020
Sr. Unsec’d. Notes	2.950	04/15/27	255	249,052

				288,102

Healthcare-Products 0.0%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300	03/12/31	20	17,674

Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.800	10/15/41	10	7,175

				24,849

Healthcare-Services 1.7%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49	15	10,548

AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	6,124

Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	13,901

Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	26,230

Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	5,737

Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	8,142

Cigna Group (The),
Gtd. Notes	4.375	10/15/28	55	54,825
Gtd. Notes	4.900	12/15/48	15	12,966

CommonSpirit Health,
Sr. Sec’d. Notes	5.205	12/01/31	50	51,013

Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	40	39,357
Sr. Unsec’d. Notes	4.625	05/15/42	60	52,223
Sr. Unsec’d. Notes	5.150	06/15/29	25	25,507

Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	50	35,690

Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	28,209
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	6,451

Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	15,072

Mount Sinai Hospital (The),
Sec’d. Notes, Series 2019	3.737	07/01/49	10	6,854

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024%	08/01/45	45	$36,498
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	12,735
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	26,397
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	5.475	10/01/35	75	77,073
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	5	4,947
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	10,373
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	10	9,216
Unsec’d. Notes, Series H	2.746	10/01/26	30	29,383
Sentara Health,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	15	9,238
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	19,405
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	11,414
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	15	11,847
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	30	21,427
Sr. Unsec’d. Notes	3.050	05/15/41	35	25,528
Sr. Unsec’d. Notes	3.500	08/15/39	25	19,977
Sr. Unsec’d. Notes	4.500	04/15/33	120	116,243
Sr. Unsec’d. Notes	4.800	01/15/30	90	90,898
Sr. Unsec’d. Notes	5.200	04/15/63	5	4,375
Sr. Unsec’d. Notes	5.300	06/15/35	10	10,112
UPMC,
Sec’d. Notes	5.035	05/15/33	25	25,033

				970,968

Home Builders 0.2%
Toll Brothers Finance Corp.,
Gtd. Notes	4.875	03/15/27	135	135,293

Insurance 1.4%
Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	260	258,296
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43	20	18,467
Brown & Brown, Inc.,
Sr. Unsec’d. Notes	5.250	06/23/32	10	10,123
Sr. Unsec’d. Notes	5.550	06/23/35	10	10,110
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	15	16,100
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	24,403
Sr. Unsec’d. Notes	5.125	02/15/34	5	4,962
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes	3.900	04/05/32	75	70,461
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	60	40,708
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes	4.850	04/17/28	65	65,329
Sr. Unsec’d. Notes	6.350	03/22/54	55	55,435

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050%	01/15/30	5	$4,675
Sr. Unsec’d. Notes	3.400	01/15/31	80	74,128
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	14,168
Markel Group, Inc.,
Sr. Unsec’d. Notes	4.300	11/01/47	15	11,948
Unum Group,
Sr. Unsec’d. Notes	4.000	06/15/29	130	127,205
Sr. Unsec’d. Notes	5.750	08/15/42	20	19,400

				825,918

Iron/Steel 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes	2.700	06/01/30	15	13,799

Lodging 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes	5.500	04/15/37	70	69,912
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	30	29,623

				99,535

Machinery-Diversified 0.2%
Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	10	8,731
IDEX Corp.,
Sr. Unsec’d. Notes	4.950	09/01/29	45	45,500
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	75	73,938

				128,169

Media 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.484	10/23/45	35	34,029
Discovery Communications LLC,
Gtd. Notes	4.125	05/15/29	6	5,589
Time Warner Cable LLC,
Sr. Sec’d. Notes	7.300	07/01/38	20	21,600

				61,218

Mining 1.0%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	65	64,914
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes	5.000	02/21/30	40	40,892
Gtd. Notes	5.125	02/21/32	10	10,219
Gtd. Notes	5.250	09/08/33	90	92,010
Gtd. Notes	5.300	02/21/35	25	25,460
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	20	19,694
Gtd. Notes	4.375	08/01/28	50	49,515
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27	60	59,898
Sr. Unsec’d. Notes	6.250	07/15/33	50	53,405
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	70	65,908

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Newmont Corp., (cont’d.)
Gtd. Notes	5.450%	06/09/44	25	$24,338
Newmont Corp./Newcrest Finance Pty Ltd.,
Gtd. Notes	5.350	03/15/34	75	76,723

				582,976

Miscellaneous Manufacturing 0.4%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	50	42,253
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	100	99,518
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	65	57,638
Sr. Unsec’d. Notes	3.000	06/01/30	25	23,177

				222,586

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.276	12/01/28	30	28,650
Gtd. Notes	5.100	03/01/30	25	25,158

				53,808

Oil & Gas 0.7%
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.850	06/01/27	50	49,379
Sr. Unsec’d. Notes, 144A	5.000	12/15/29	85	85,653
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	2.650	01/15/32	90	77,738
Sr. Unsec’d. Notes	3.750	02/15/52	15	10,129
ConocoPhillips Co.,
Gtd. Notes	4.700	01/15/30	25	25,284
Diamondback Energy, Inc.,
Gtd. Notes	5.400	04/18/34	20	20,064
Gtd. Notes	6.250	03/15/33	80	85,083
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	15,039
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.625	09/01/30	5	5,277
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.900	08/15/30	20	17,712

				391,358

Packaging & Containers 0.1%
Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	25	24,613
Sr. Sec’d. Notes	5.500	04/15/28	35	35,826

				60,439

Pharmaceuticals 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	75	65,386
Sr. Unsec’d. Notes	4.700	05/14/45	45	40,149
CVS Health Corp.,
Sr. Unsec’d. Notes	1.875	02/28/31	60	51,245
Sr. Unsec’d. Notes	4.780	03/25/38	45	41,211

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
CVS Health Corp., (cont’d.)
Sr. Unsec’d. Notes	5.125%	07/20/45	15	$13,177
Eli Lilly & Co.,
Sr. Unsec’d. Notes	4.600	08/14/34	85	83,754
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	43	42,662
Viatris, Inc.,
Gtd. Notes	2.300	06/22/27	160	152,261
Gtd. Notes	3.850	06/22/40	60	44,017

				533,862

Pipelines 1.9%
Energy Transfer LP,
Sr. Unsec’d. Notes	3.900	07/15/26	55	54,691
Sr. Unsec’d. Notes	4.200	04/15/27	85	84,474
Sr. Unsec’d. Notes	4.750	01/15/26	40	39,994
Sr. Unsec’d. Notes	6.125	12/15/45	70	68,872
Sr. Unsec’d. Notes	6.550	12/01/33	20	21,585
Sr. Unsec’d. Notes	6.625	10/15/36	10	10,721
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	175	158,535
Sr. Unsec’d. Notes	4.500	04/15/38	30	26,460
Northwest Pipeline LLC,
Sr. Unsec’d. Notes	4.000	04/01/27	25	24,773
ONEOK, Inc.,
Gtd. Notes	3.400	09/01/29	75	71,445
Gtd. Notes	6.050	09/01/33	105	110,172
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	35	32,736
Gtd. Notes	4.900	09/15/30	15	15,076
Gtd. Notes	4.950	04/15/52	5	4,149
Gtd. Notes	5.550	08/15/35	30	30,048
Gtd. Notes	6.125	03/15/33	25	26,274
Gtd. Notes	6.150	03/01/29	90	94,232
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	100	94,061
Sr. Unsec’d. Notes	4.600	03/15/48	10	8,358
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	50	49,298
Sr. Unsec’d. Notes	4.800	11/15/29	55	55,430
Sr. Unsec’d. Notes	5.100	09/15/45	10	9,019
Sr. Unsec’d. Notes	5.800	11/15/43	20	19,700

				1,110,103

Real Estate Investment Trusts (REITs) 1.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	3.550	03/15/52	30	20,286
Gtd. Notes	4.700	07/01/30	60	59,804
Gtd. Notes	4.850	04/15/49	10	8,415
American Tower Corp.,
Sr. Unsec’d. Notes	2.900	01/15/30	20	18,585
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.250	04/01/28	155	146,146
Sr. Unsec’d. Notes	2.500	08/16/31	45	39,358
Sr. Unsec’d. Notes	3.900	03/15/27	25	24,749
Sr. Unsec’d. Notes	4.125	06/15/26	50	49,818
Sr. Unsec’d. Notes	5.750	02/15/35	5	5,131

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
COPT Defense Properties LP,
Gtd. Notes	2.900%	12/01/33	30	$24,855
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	20	18,578
Essex Portfolio LP,
Gtd. Notes	1.700	03/01/28	15	13,969
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	10	8,849
Gtd. Notes	5.750	06/01/28	35	35,747
Healthpeak OP LLC,
Gtd. Notes	3.000	01/15/30	20	18,724
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	5.700	07/01/34	10	10,046
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	15	13,106
Invitation Homes Operating Partnership LP,
Gtd. Notes	4.150	04/15/32	125	118,717
Kimco Realty OP LLC,
Gtd. Notes	1.900	03/01/28	60	56,466
Gtd. Notes	3.200	04/01/32	45	40,841
Realty Income Corp.,
Sr. Unsec’d. Notes	2.700	02/15/32	40	35,272
Sr. Unsec’d. Notes	3.100	12/15/29	85	80,388
Sr. Unsec’d. Notes	3.400	01/15/28	20	19,556
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	20	18,562
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	04/01/28	15	15,087
Sr. Unsec’d. Notes	4.950	02/15/30	10	10,048
Welltower OP LLC,
Gtd. Notes	2.700	02/15/27	10	9,756
Gtd. Notes	4.500	07/01/30	75	74,820
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31	35	30,843

				1,026,522

Retail 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes	6.250	11/01/28	60	63,274
Ferguson Enterprises, Inc.,
Gtd. Notes	5.000	10/03/34	15	14,799
Genuine Parts Co.,
Sr. Unsec’d. Notes	4.950	08/15/29	65	65,747
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100	05/03/27	20	19,563
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	15	12,827

				176,210

Semiconductors 0.5%
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	10	7,907
Sr. Unsec’d. Notes	4.150	02/15/28	40	39,775
Sr. Unsec’d. Notes	5.050	07/12/27	20	20,241
Sr. Unsec’d. Notes	5.050	04/15/30	40	40,847
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	87	78,714

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
Broadcom, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	3.469%	04/15/34	60	$53,335
Sr. Unsec’d. Notes, 144A	4.000	04/15/29	75	73,828

				314,647

Software 0.3%
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	4,740
Oracle Corp.,
Sr. Unsec’d. Notes	2.800	04/01/27	90	87,557
Sr. Unsec’d. Notes	3.600	04/01/50	5	3,436
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	25	21,600
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	10	9,842
Sr. Unsec’d. Notes	3.700	04/01/29	25	24,363

				151,538

Telecommunications 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	40	33,361
Sr. Unsec’d. Notes	3.500	06/01/41	110	85,999
Sr. Unsec’d. Notes	3.550	09/15/55	55	36,884
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	02/23/28	25	25,099
Sr. Unsec’d. Notes	5.400	04/15/34	35	35,684
Rogers Communications, Inc. (Canada),
Gtd. Notes	4.500	03/15/42	10	8,552
Gtd. Notes(a)	5.300	02/15/34	55	55,053
T-Mobile USA, Inc.,
Gtd. Notes	3.000	02/15/41	30	21,915
Gtd. Notes	3.875	04/15/30	90	87,297
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.355	03/15/32	90	77,375
Sr. Unsec’d. Notes, 144A	5.401	07/02/37	44	43,915

				511,134

Transportation 0.1%
CSX Corp.,
Sr. Unsec’d. Notes	4.100	03/15/44	10	8,235
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	5.950	03/15/64	15	15,280
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	15	14,677
Sr. Unsec’d. Notes	3.600	09/15/37	10	8,616

				46,808

TOTAL CORPORATE BONDS (cost $16,089,828)				15,708,648

MUNICIPAL BONDS 0.8%

Arizona 0.1%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839	01/01/41	35	33,368

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263%	04/01/49	35	$36,530
Regents of the University of California Medical Center Pooled Revenue,
Taxable, Revenue Bonds, Series Q	4.563	05/15/53	15	12,347
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	35,680
University of California,
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	30	24,335

				108,892

Illinois 0.0%
State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	22	21,897

Michigan 0.1%
Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	12,310
Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/2122	15	10,840
University of Michigan,
Taxable, Revenue Bonds, Sustainability Bond, Series B	3.504	04/01/52	15	10,862

				34,012

New Jersey 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	45	53,267

New York 0.2%
City of New York,
Taxable, General Obligation Unlimited, Series D-1	5.114	10/01/54	15	13,740
New York State Dormitory Authority,
Revenue Bonds, Series B	5.228	07/01/35	105	106,743
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	15	12,444

				132,927

Ohio 0.1%
JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833	01/01/38	5	4,044
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	15	12,365
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	9,660

				26,069

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	23,880

TOTAL MUNICIPAL BONDS (cost $504,177)				434,312

SOVEREIGN BONDS 2.1%
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	196,938
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes, Series 05Y	5.375	02/19/30	200	204,000
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	5.850	07/02/32	200	201,244

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Mexico Government International Bond (Mexico), (cont’d.)
Sr. Unsec’d. Notes	6.000%	05/13/30	200	$206,650
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	26	20,540
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	1.862	12/01/32	50	40,081
Sr. Unsec’d. Notes	2.783	01/23/31	32	28,752
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	5.500	02/04/35	200	208,600
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series PD	7.500	09/15/29	25	28,006
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes, Series 30Y	5.500	03/18/54	40	37,350

TOTAL SOVEREIGN BONDS (cost $1,165,894)				1,172,161

U.S. GOVERNMENT AGENCY OBLIGATIONS 27.1%
Federal Farm Credit Bank	1.480	11/26/32	30	24,205
Federal Farm Credit Bank	2.350	03/10/36	30	23,307
Federal Home Loan Bank	1.250	07/23/30	60	51,799
Federal Home Loan Bank	2.090	02/22/36	30	22,780
Federal Home Loan Bank	4.250	09/10/32	20	19,809
Federal Home Loan Mortgage Corp.	1.500	09/01/36	46	40,962
Federal Home Loan Mortgage Corp.	1.500	01/01/37	23	19,965
Federal Home Loan Mortgage Corp.	1.500	10/01/50	181	134,227
Federal Home Loan Mortgage Corp.	2.000	01/01/32	17	16,204
Federal Home Loan Mortgage Corp.	2.000	12/01/50	340	267,538
Federal Home Loan Mortgage Corp.	2.000	05/01/51	400	314,427
Federal Home Loan Mortgage Corp.	2.500	10/01/51	266	221,404
Federal Home Loan Mortgage Corp.	2.500	11/01/51	324	266,579
Federal Home Loan Mortgage Corp.	3.000	02/01/32	13	12,729
Federal Home Loan Mortgage Corp.	3.000	02/01/32	13	12,833
Federal Home Loan Mortgage Corp.	3.000	01/01/37	6	5,795
Federal Home Loan Mortgage Corp.	3.000	12/01/37	9	8,020
Federal Home Loan Mortgage Corp.	3.000	12/01/42	62	55,847
Federal Home Loan Mortgage Corp.	3.000	11/01/46	19	16,492
Federal Home Loan Mortgage Corp.	3.000	01/01/47	121	106,597
Federal Home Loan Mortgage Corp.	3.000	03/01/47	83	73,193
Federal Home Loan Mortgage Corp.	3.000	12/01/47	46	40,560
Federal Home Loan Mortgage Corp.	3.500	11/01/37	10	9,494
Federal Home Loan Mortgage Corp.	3.500	06/01/42	16	15,039
Federal Home Loan Mortgage Corp.	3.500	04/01/46	20	18,559
Federal Home Loan Mortgage Corp.	3.500	11/01/47	28	25,257
Federal Home Loan Mortgage Corp.	3.500	11/01/47	35	31,784
Federal Home Loan Mortgage Corp.	3.500	02/01/48	99	89,617
Federal Home Loan Mortgage Corp.	3.500	05/01/52	236	211,008
Federal Home Loan Mortgage Corp.	4.000	10/01/45	18	16,963
Federal Home Loan Mortgage Corp.	4.000	05/01/46	36	33,594
Federal Home Loan Mortgage Corp.	4.000	03/01/47	16	14,974
Federal Home Loan Mortgage Corp.	4.000	01/01/48	24	22,325
Federal Home Loan Mortgage Corp.	4.000	06/01/52	272	251,166
Federal Home Loan Mortgage Corp.	4.500	07/01/47	37	35,964
Federal Home Loan Mortgage Corp.	4.500	12/01/48	9	8,556
Federal Home Loan Mortgage Corp.	5.000	08/01/53	491	478,395
Federal Home Loan Mortgage Corp.	5.000	10/01/54	308	299,644
Federal Home Loan Mortgage Corp.	5.500	07/01/54	527	524,412
Federal Home Loan Mortgage Corp.	6.000	01/01/53	215	218,862
Federal Home Loan Mortgage Corp.	6.750	03/15/31	25	28,317
Federal Home Loan Mortgage Corp., MTN	1.220	08/19/30	25	21,498
Federal National Mortgage Assoc.	0.500	11/07/25	30	29,688
Federal National Mortgage Assoc.	0.875	08/05/30	10	8,604
Federal National Mortgage Assoc.	1.500	10/01/50	191	141,789

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	1.500%	11/01/50	193	$143,711
Federal National Mortgage Assoc.	2.000	05/01/36	387	352,447
Federal National Mortgage Assoc.	2.000	07/01/40	138	118,664
Federal National Mortgage Assoc.	2.000	01/01/41	325	277,948
Federal National Mortgage Assoc.	2.000	05/01/41	336	285,670
Federal National Mortgage Assoc.	2.000	09/01/50	255	201,735
Federal National Mortgage Assoc.	2.000	12/01/50	136	108,042
Federal National Mortgage Assoc.	2.000	01/01/51	243	191,169
Federal National Mortgage Assoc.	2.000	03/01/51	111	87,496
Federal National Mortgage Assoc.	2.000	05/01/51	136	106,807
Federal National Mortgage Assoc.	2.000	10/01/51	95	74,519
Federal National Mortgage Assoc.	2.500	TBA	250	204,904
Federal National Mortgage Assoc.	2.500	06/01/28	21	20,414
Federal National Mortgage Assoc.	2.500	09/01/35	42	38,789
Federal National Mortgage Assoc.	2.500	02/01/43	25	21,546
Federal National Mortgage Assoc.	2.500	09/01/46	26	21,936
Federal National Mortgage Assoc.	2.500	09/01/46	44	37,220
Federal National Mortgage Assoc.	2.500	05/01/50	140	115,940
Federal National Mortgage Assoc.	2.500	08/01/50	175	145,136
Federal National Mortgage Assoc.	2.500	10/01/50	457	376,307
Federal National Mortgage Assoc.	2.500	04/01/51	332	273,802
Federal National Mortgage Assoc.	2.500	05/01/51	194	160,088
Federal National Mortgage Assoc.	2.500	08/01/51	84	69,490
Federal National Mortgage Assoc.	2.500	11/01/51	359	295,215
Federal National Mortgage Assoc.	3.000	11/01/28	15	14,683
Federal National Mortgage Assoc.	3.000	01/01/30	38	37,163
Federal National Mortgage Assoc.	3.000	12/01/36	19	17,482
Federal National Mortgage Assoc.	3.000	10/01/42	11	10,066
Federal National Mortgage Assoc.	3.000	12/01/42	72	64,775
Federal National Mortgage Assoc.	3.000	02/01/43	140	125,004
Federal National Mortgage Assoc.	3.000	04/01/43	37	32,813
Federal National Mortgage Assoc.	3.000	08/01/43	109	97,030
Federal National Mortgage Assoc.	3.000	01/01/47	125	109,707
Federal National Mortgage Assoc.	3.000	02/01/47	85	74,065
Federal National Mortgage Assoc.	3.000	01/01/50	236	204,212
Federal National Mortgage Assoc.	3.000	11/01/50	89	77,162
Federal National Mortgage Assoc.	3.500	TBA	500	445,989
Federal National Mortgage Assoc.	3.500	08/01/31	17	16,861
Federal National Mortgage Assoc.	3.500	10/01/32	7	7,204
Federal National Mortgage Assoc.	3.500	06/01/33	11	10,436
Federal National Mortgage Assoc.	3.500	01/01/42	50	46,364
Federal National Mortgage Assoc.	3.500	03/01/42	53	49,545
Federal National Mortgage Assoc.	3.500	10/01/42	144	134,016
Federal National Mortgage Assoc.	3.500	11/01/42	36	33,282
Federal National Mortgage Assoc.	3.500	08/01/43	47	43,728
Federal National Mortgage Assoc.	3.500	03/01/45	80	73,990
Federal National Mortgage Assoc.	3.500	01/01/46	15	13,804
Federal National Mortgage Assoc.	3.500	12/01/46	159	144,932
Federal National Mortgage Assoc.	3.500	01/01/47	33	30,013
Federal National Mortgage Assoc.	3.500	09/01/47	48	44,266
Federal National Mortgage Assoc.	4.000	01/01/41	91	87,395
Federal National Mortgage Assoc.	4.000	04/01/41	47	44,933
Federal National Mortgage Assoc.	4.000	02/01/47	46	43,078
Federal National Mortgage Assoc.	4.000	04/01/48	83	78,008
Federal National Mortgage Assoc.	4.000	03/01/49	159	149,394
Federal National Mortgage Assoc.	4.000	04/01/52	180	166,457
Federal National Mortgage Assoc.	4.336(s)	03/17/31	50	39,040
Federal National Mortgage Assoc.	4.500	03/01/41	44	43,202
Federal National Mortgage Assoc.	4.500	02/01/44	41	39,498
Federal National Mortgage Assoc.	4.500	01/01/45	44	42,670
Federal National Mortgage Assoc.	4.500	04/01/48	24	22,875

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%	05/01/48	7	$7,166
Federal National Mortgage Assoc.	4.500	08/01/48	9	8,836
Federal National Mortgage Assoc.	4.500	02/01/49	7	7,228
Federal National Mortgage Assoc.	4.500	06/01/52	90	85,419
Federal National Mortgage Assoc.	4.500	09/01/52	468	444,754
Federal National Mortgage Assoc.	5.000	11/01/35	54	54,605
Federal National Mortgage Assoc.	5.000	04/01/40	123	123,289
Federal National Mortgage Assoc.	5.000	06/01/40	10	9,963
Federal National Mortgage Assoc.	5.000	03/01/42	23	23,448
Federal National Mortgage Assoc.	5.000	10/01/54	261	253,734
Federal National Mortgage Assoc.	5.500	11/01/52	294	294,412
Federal National Mortgage Assoc.	5.500	02/01/53	226	225,778
Federal National Mortgage Assoc.	6.000	08/01/53	68	68,953
Federal National Mortgage Assoc.	6.625	11/15/30	40	44,827
Government National Mortgage Assoc.	2.000	12/20/50	421	340,171
Government National Mortgage Assoc.	2.500	03/20/43	6	4,956
Government National Mortgage Assoc.	2.500	12/20/46	10	8,573
Government National Mortgage Assoc.	2.500	05/20/51	413	347,732
Government National Mortgage Assoc.	2.500	10/20/51	72	60,640
Government National Mortgage Assoc.	3.000	01/20/43	52	46,434
Government National Mortgage Assoc.	3.000	04/20/45	20	18,176
Government National Mortgage Assoc.	3.000	07/20/46	36	32,094
Government National Mortgage Assoc.	3.000	09/20/46	37	32,664
Government National Mortgage Assoc.	3.000	03/20/49	43	37,722
Government National Mortgage Assoc.	3.000	06/20/51	71	62,534
Government National Mortgage Assoc.	3.000	08/20/51	182	159,294
Government National Mortgage Assoc.	3.500	12/20/42	103	95,580
Government National Mortgage Assoc.	3.500	01/20/44	28	26,148
Government National Mortgage Assoc.	3.500	04/20/45	15	13,783
Government National Mortgage Assoc.	3.500	07/20/46	65	59,383
Government National Mortgage Assoc.	3.500	08/20/46	100	91,659
Government National Mortgage Assoc.	3.500	09/20/46	15	14,079
Government National Mortgage Assoc.	3.500	07/20/47	42	38,272
Government National Mortgage Assoc.	3.500	11/20/47	28	25,175
Government National Mortgage Assoc.	3.500	10/20/49	196	177,404
Government National Mortgage Assoc.	3.500	12/20/50	76	68,989
Government National Mortgage Assoc.	4.000	12/20/45	45	42,188
Government National Mortgage Assoc.	4.000	10/20/46	3	2,437
Government National Mortgage Assoc.	4.000	03/20/47	21	19,505
Government National Mortgage Assoc.	4.000	07/20/47	26	24,371
Government National Mortgage Assoc.	4.000	09/20/47	323	301,574
Government National Mortgage Assoc.	4.000	03/20/49	11	9,922
Government National Mortgage Assoc.	4.000	03/20/52	132	122,286
Government National Mortgage Assoc.	4.500	04/20/41	9	8,829
Government National Mortgage Assoc.	4.500	03/20/44	24	23,501
Government National Mortgage Assoc.	4.500	12/20/44	22	21,133
Government National Mortgage Assoc.	4.500	11/20/46	11	10,840
Government National Mortgage Assoc.	4.500	01/20/47	4	3,412
Government National Mortgage Assoc.	4.500	08/20/52	233	222,996
Government National Mortgage Assoc.	5.000	04/20/45	17	16,824
Government National Mortgage Assoc.	5.500	12/15/33	6	5,898
Government National Mortgage Assoc.	5.500	05/20/53	1	1,006
Government National Mortgage Assoc.	5.500	08/20/54	30	29,970
Government National Mortgage Assoc.	5.500	09/20/54	398	396,779
Government National Mortgage Assoc.	6.000	09/20/54	107	108,989
Israel Government AID Bond, U.S. Gov’t. Gtd. Notes, Series 30Y	5.500	09/18/33	55	58,566
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.250	02/01/55	60	58,110
Tennessee Valley Authority Generic Strips, Bonds	4.724(s)	07/15/34	5	3,213

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $17,063,807)				15,641,141

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 36.7%
U.S. Treasury Bonds	1.750%	08/15/41	365	$240,198
U.S. Treasury Bonds	2.000	11/15/41	525	357,984
U.S. Treasury Bonds	2.250	08/15/49	2,070	1,280,489
U.S. Treasury Bonds	2.375	02/15/42	50	36,000
U.S. Treasury Bonds	2.375	05/15/51	195	121,814
U.S. Treasury Bonds	3.000	11/15/44	1,060	806,594
U.S. Treasury Bonds	3.625	08/15/43	720	612,225
U.S. Treasury Bonds	4.000	11/15/52	985	848,793
U.S. Treasury Bonds	4.500	11/15/54	25	23,453
U.S. Treasury Bonds	4.625	05/15/54	868	830,703
U.S. Treasury Bonds	4.625	02/15/55	16	15,328
U.S. Treasury Bonds	4.750	11/15/53	797	777,947
U.S. Treasury Bonds	4.750	05/15/55	5	4,890
U.S. Treasury Bonds	5.000	05/15/45	15	15,218
U.S. Treasury Notes	0.500	10/31/27	1,390	1,288,682
U.S. Treasury Notes	1.250	11/30/26	1,730	1,667,220
U.S. Treasury Notes	1.500	11/30/28	1,906	1,764,076
U.S. Treasury Notes	2.750	07/31/27	495	483,688
U.S. Treasury Notes	2.750	08/15/32	340	311,153
U.S. Treasury Notes	2.875	05/15/28	2,040	1,985,813
U.S. Treasury Notes	3.125	08/31/29	820	795,528
U.S. Treasury Notes	3.875	06/30/30	6	5,979
U.S. Treasury Notes	3.875	08/15/33	1,225	1,195,523
U.S. Treasury Notes	3.875	08/15/34	783	757,456
U.S. Treasury Notes	4.000	01/15/27	1,005	1,004,215
U.S. Treasury Notes	4.000	06/30/32	70	69,431
U.S. Treasury Notes	4.125	11/15/27	150	150,656
U.S. Treasury Notes	4.250	02/28/31	1,445	1,462,046
U.S. Treasury Notes	4.250	05/15/35	128	126,880
U.S. Treasury Notes	4.375	07/15/27	1,040	1,048,166
U.S. Treasury Notes	4.625	10/15/26	159	159,517
U.S. Treasury Notes	4.625	09/30/30	680	700,347
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	8,844
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	93,486
U.S. Treasury Strips Coupon	3.277(s)	08/15/41	35	15,722
U.S. Treasury Strips Coupon	3.621(s)	05/15/44	295	112,830
U.S. Treasury Strips Coupon	5.498(s)	08/15/42	10	4,225

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,453,402)				21,183,119

TOTAL LONG-TERM INVESTMENTS (cost $59,121,096)				56,760,149

			Shares

SHORT-TERM INVESTMENTS 2.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)			1,348,217	1,348,217
PGIM Institutional Money Market Fund (7-day effective yield 4.528%) (cost $54,458; includes $54,340 of cash collateral for securities on loan)(b)(wb)			54,496	54,458

TOTAL SHORT-TERM INVESTMENTS (cost $1,402,675)				1,402,675

TOTAL INVESTMENTS 100.8% (cost $60,523,771)				58,162,824
Liabilities in excess of other assets (0.8)%				(466,579)

NET ASSETS 100.0%				$57,696,245

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Below is a list of the abbreviation(s) used in the annual report:

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,236; cash collateral of $54,340 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Credit Cards	$—	$301,065	$—
Commercial Mortgage-Backed Securities	—	2,319,703	—
Corporate Bonds	—	15,708,648	—
Municipal Bonds	—	434,312	—
Sovereign Bonds	—	1,172,161	—
U.S. Government Agency Obligations	—	15,641,141	—
U.S. Treasury Obligations	—	21,183,119	—
Short-Term Investments
Affiliated Mutual Funds	1,402,675	—	—

Total	$1,402,675	$56,760,149	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2025 were as follows:

U.S. Treasury Obligations	36.7%
U.S. Government Agency Obligations	27.1
Banks	6.6
Commercial Mortgage-Backed Securities	4.0
Electric	2.7
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	2.4
Sovereign Bonds	2.1
Pipelines	1.9
Real Estate Investment Trusts (REITs)	1.8
Healthcare-Services	1.7
Insurance	1.4
Mining	1.0
Pharmaceuticals	0.9
Telecommunications	0.9
Agriculture	0.8
Municipal Bonds	0.8
Aerospace & Defense	0.7
Oil & Gas	0.7
Chemicals	0.6
Semiconductors	0.5
Credit Cards	0.5
Diversified Financial Services	0.5
Gas	0.5

Auto Manufacturers	0.4%
Miscellaneous Manufacturing	0.4
Beverages	0.4
Commercial Services	0.3
Retail	0.3
Computers	0.3
Software	0.3
Home Builders	0.2
Machinery-Diversified	0.2
Biotechnology	0.2
Lodging	0.2
Building Materials	0.2
Media	0.1
Packaging & Containers	0.1
Office/Business Equipment	0.1
Transportation	0.1
Foods	0.1
Airlines	0.1
Healthcare-Products	0.0	*
Electronics	0.0	*
Iron/Steel	0.0	*

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2025

Industry Classification (continued):

Entertainment	0.0 *%

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$53,236	$(53,236)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value, including securities on loan of $53,236:
Unaffiliated investments (cost $59,121,096)	$56,760,149
Affiliated investments (cost $1,402,675)	1,402,675
Receivable for investments sold	546,583
Dividends and interest receivable	441,830
Receivable for Fund shares sold	280,426
Due from Manager	9,724
Prepaid expenses	72

Total Assets	59,441,459

Liabilities

Payable for investments purchased	1,637,884
Payable to broker for collateral for securities on loan	54,340
Accrued expenses and other liabilities	34,483
Payable for Fund shares purchased	17,535
Trustees’ fees payable	854
Affiliated transfer agent fee payable	118

Total Liabilities	1,745,214

Net Assets	$57,696,245

Net assets were comprised of:
Paid-in capital	$66,375,199
Total distributable earnings (loss)	(8,678,954)

Net assets, July 31, 2025	$57,696,245

Class R6

Net asset value, offering price and redemption price per share, ($57,696,245 ÷ 6,720,152 shares of beneficial interest issued and outstanding)	$8.59

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income	$2,128,548
Affiliated dividend income	61,196
Affiliated income from securities lending, net	471

Total income	2,190,215

Expenses
Management fee	99,230
Audit fee	61,827
Custodian and accounting fees	43,111
Professional fees	40,391
Shareholders’ reports	19,239
Trustees’ fees	10,314
Fund data services	9,133
Transfer agent’s fees and expenses (including affiliated expense of $ 716)	940
Registration fees	637
Miscellaneous	14,021

Total expenses	298,843
Less: Fee waiver and/or expense reimbursement	(199,613)

Net expenses	99,230

Net investment income (loss)	2,090,985

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $ 5)	(431,735)
Net change in unrealized appreciation (depreciation) on investments	169,680

Net gain (loss) on investment transactions	(262,055)

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,828,930

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,090,985	$1,575,206
Net realized gain (loss) on investment transactions	(431,735)	(1,652,108)
Net change in unrealized appreciation (depreciation) on investments	169,680	2,528,717

Net increase (decrease) in net assets resulting from operations	1,828,930	2,451,815

Dividends and Distributions
Distributions from distributable earnings
Class R6	(2,175,434)	(1,682,128)

Fund share transactions
Net proceeds from shares sold (3,277,744 and 1,858,336 shares, respectively)	28,136,435	15,541,376
Net asset value of shares issued in reinvestment of dividends and distributions (252,443 and 199,009 shares, respectively)	2,175,434	1,682,128
Cost of shares purchased (1,605,748 and 2,467,442 shares, respectively)	(13,805,872)	(20,985,845)

Net increase (decrease) in net assets from Fund share transactions	16,505,997	(3,762,341)

Total increase (decrease)	16,159,493	(2,992,654)

Net Assets:
Beginning of year	41,536,752	44,529,406

End of year	$57,696,245	$41,536,752

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2025	2024		2023		2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.66	$8.55		$9.15		$10.39	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.29		0.23		0.15	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.05)	0.13		(0.57)		(1.16)	(0.25)
Total from investment operations	0.29	0.42		(0.34)		(1.01)	(0.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.31)		(0.26)		(0.20)	(0.21)
Tax return of capital distributions	-	-		(-	)(b)	-	-
Distributions from net realized gains	-	-		-		(0.03)	(0.09)
Total dividends and distributions	(0.36)	(0.31)		(0.26)		(0.23)	(0.30)
Net asset value, end of year	$8.59	$8.66		$8.55		$9.15	$10.39
Total Return(c):	3.38%	5.07%		(3.66)%		(9.79)%	(1.07)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,696	$41,537		$44,529		$51,685	$62,780
Average net assets (000)	$52,227	$45,717		$49,258		$58,320	$62,768
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.49	%(e)	0.50%		0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.57%	0.68%		0.63%		0.55%	0.55%
Net investment income (loss)	4.00%	3.45%		2.66%		1.49%	1.28%
Portfolio turnover rate(f)(g)	128%	155%		191%		171%	194%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.7%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	07/15/26	20	$19,961
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/27	2,061	2,017,789
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/30	6,703	6,334,668
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	2,050	1,901,154
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/32	2,801	2,539,140
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	02/15/51	580	310,609
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	07/15/29	270	259,771
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	02/15/50	1,132	645,755
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	5,154	5,056,865
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	07/15/32	636	593,119
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	1,447	1,067,949
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	07/15/28	352	347,928
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	1,536	1,185,305
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	696	503,537
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	4,259	4,194,208
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	193	138,337
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	909	681,676
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	541	393,175
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	575	411,440
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/33	3,675	3,506,986
U.S. Treasury Inflation Indexed Bonds, TIPS	1.250	04/15/28	1,581	1,577,220
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	07/15/33	2,371	2,298,176
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	848	707,028
U.S. Treasury Inflation Indexed Bonds, TIPS	1.500	02/15/53	2,147	1,671,055
U.S. Treasury Inflation Indexed Bonds, TIPS	1.625	04/15/30	2,282	2,298,754
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	1,381	1,396,452
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/34	3,425	3,387,769
U.S. Treasury Inflation Indexed Bonds, TIPS	1.875	07/15/34	1,419	1,417,131
U.S. Treasury Inflation Indexed Bonds, TIPS	1.875	07/15/35	561	555,689
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	04/15/29	426	437,432
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	01/15/35	3,606	3,652,996
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	37	36,554
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	360	349,994
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/54	68	61,185
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	5,651	5,737,252
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	02/15/55	418	396,575
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	2,822	2,933,945
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875	04/15/29	78	85,261
U.S. Treasury Notes	3.875	04/30/30	730	727,833

TOTAL LONG-TERM INVESTMENTS (cost $62,149,525)				61,837,673

			Shares

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.492%) (cost $611,399)(wb)			611,399	611,399

TOTAL INVESTMENTS 99.7% (cost $62,760,924)				62,449,072
Other assets in excess of liabilities 0.3%				164,329

NET ASSETS 100.0%				$62,613,401

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2025

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$61,837,673	$—
Short-Term Investment
Affiliated Mutual Fund	611,399	—	—

Total	$611,399	$61,837,673	$—

Security Allocations:

The sector allocations of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2025 were as follows:

U.S. Treasury Obligations	98.7%	Affiliated Mutual Fund	1.0%

			99.7
		Other assets in excess of liabilities	0.3

			100.0%

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $62,149,525)	$61,837,673
Affiliated investments (cost $611,399)	611,399
Receivable for investments sold	1,356,802
Receivable for Fund shares sold	207,049
Interest receivable	107,209
Due from Manager	1,589
Prepaid expenses	103

Total Assets	64,121,824

Liabilities

Payable for investments purchased	1,448,165
Accrued expenses and other liabilities	33,117
Payable for Fund shares purchased	26,186
Trustees’ fees payable	857
Affiliated transfer agent fee payable	98

Total Liabilities	1,508,423

Net Assets	$62,613,401

Net assets were comprised of:
Paid-in capital	$79,390,117
Total distributable earnings (loss)	(16,776,716)

Net assets, July 31, 2025	$62,613,401

Class R6

Net asset value, offering price and redemption price per share,
($62,613,401 ÷ 7,468,069 shares of beneficial interest issued and outstanding)	$8.38

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income	$2,707,730
Affiliated dividend income	14,287

Total income	2,722,017

Expenses
Management fee	144,977
Professional fees	38,641
Custodian and accounting fees	37,434
Audit fee	35,950
Shareholders’ reports	16,618
Trustees’ fees	10,413
Fund data services	9,136
Transfer agent’s fees and expenses (including affiliated expense of $615)	791
Registration fees	637
Miscellaneous	11,814

Total expenses	306,411
Less: Fee waiver and/or expense reimbursement	(107,060)

Net expenses	199,351

Net investment income (loss)	2,522,666

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(1,050,214)
Net change in unrealized appreciation (depreciation) on investments	862,921

Net gain (loss) on investment transactions	(187,293)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,335,373

See Notes to Financial Statements.

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,522,666	$3,085,800
Net realized gain (loss) on investment transactions	(1,050,214)	(4,509,691)
Net change in unrealized appreciation (depreciation) on investments	862,921	3,922,816

Net increase (decrease) in net assets resulting from operations	2,335,373	2,498,925

Dividends and Distributions
Distributions from distributable earnings
Class R6	(2,646,222)	(3,328,568)

Fund share transactions
Net proceeds from shares sold (2,434,229 and 1,987,736 shares, respectively)	20,445,971	16,605,431
Net asset value of shares issued in reinvestment of dividends and distributions (313,982 and 402,226 shares, respectively)	2,645,926	3,328,568
Cost of shares purchased (2,632,639 and 4,511,723 shares, respectively)	(22,054,439)	(37,739,126)

Net increase (decrease) in net assets from Fund share transactions	1,037,458	(17,805,127)

Total increase (decrease)	726,609	(18,634,770)

Net Assets:
Beginning of year	61,886,792	80,521,562

End of year	$62,613,401	$61,886,792

See Notes to Financial Statements.

PGIM TIPS Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.42	$8.50	$9.44	$10.83	$10.67
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.37	0.36	0.68	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	(0.04)	(0.88)	(1.08)	0.32
Total from investment operations	0.31	0.33	(0.52)	(0.40)	0.68
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.41)	(0.42)	(0.78)	(0.43)
Distributions from net realized gains	-	-	-	(0.21)	(0.09)
Total dividends and distributions	(0.35)	(0.41)	(0.42)	(0.99)	(0.52)
Net asset value, end of year	$8.38	$8.42	$8.50	$9.44	$10.83
Total Return(b):	3.76%	4.11%	(5.52)%	(3.91)%	6.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,613	$61,887	$80,522	$90,662	$83,793
Average net assets (000)	$63,034	$68,536	$84,102	$83,845	$79,151
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.32%	0.40%	0.40%	0.39%	0.40%
Expenses before waivers and/or expense reimbursement	0.49%	0.44%	0.40%	0.39%	0.41%
Net investment income (loss)	4.00%	4.50%	4.18%	6.66%	3.39%
Portfolio turnover rate(d)	85%	66%	68%	73%	72%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2025

Description			Shares	Value

SHORT-TERM INVESTMENTS 101.6%

AFFILIATED MUTUAL FUND 14.3%
PGIM Core Government Money Market Fund (7-day effective yield 4.492%) (cost $6,512,894)(bb)(wb)			6,512,894	$6,512,894

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 87.3%
U.S. Treasury Bills	4.280%	11/04/25	20,250	20,024,554
U.S. Treasury Bills	4.282	11/04/25(bb)(k)	4,500	4,449,901
U.S. Treasury Bills	4.321	08/12/25	15,250	15,230,080

TOTAL U.S. TREASURY OBLIGATIONS (cost $39,704,210)				39,704,535

TOTAL INVESTMENTS 101.6% (cost $46,217,104)				46,217,429
Liabilities in excess of other assets(z) (1.6)%				(721,803)

NET ASSETS 100.0%				$45,495,626

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2025(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Positions:
47	Brent Crude	Nov. 2025	$3,327,600	$169,075
9	Coffee ’C’	Sep. 2025	998,325	(153,605)
18	Copper	Sep. 2025	1,959,525	(316,316)
129	Corn	Sep. 2025	2,541,300	(218,721)
29	Cotton No. 2	Dec. 2025	975,125	(15,901)
14	Gasoline RBOB	Sep. 2025	1,278,253	103,899
21	Gold 100 OZ	Dec. 2025	7,032,060	(83,044)
29	Hard Red Winter Wheat	Sep. 2025	763,063	(39,206)
9	Lean Hogs	Oct. 2025	322,470	(11,514)
20	Live Cattle	Oct. 2025	1,785,200	81,661
9	LME Lead	Sep. 2025	439,202	(7,669)
17	LME Nickel	Sep. 2025	1,513,560	(67,582)
36	LME PRI Aluminum	Sep. 2025	2,307,474	70,810
24	LME Zinc	Sep. 2025	1,657,212	43,529
18	Low Sulphur Gas Oil	Sep. 2025	1,259,100	162,521
110	Natural Gas	Sep. 2025	3,416,600	(656,755)
14	NY Harbor ULSD	Sep. 2025	1,408,789	188,133
16	Silver	Sep. 2025	2,936,960	58,796
48	No. 2 Soft Red Winter Wheat	Sep. 2025	1,255,800	(81,276)
43	Soybean	Nov. 2025	2,126,888	(78,226)
52	Soybean Meal	Dec. 2025	1,435,200	(158,668)
34	Soybean Oil	Dec. 2025	1,116,696	95,605

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2025

Commodity Futures contracts outstanding at July 31, 2025(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
40	Sugar No. 11	Oct. 2025	$ 732,480	$ (12,221)
51	WTI Crude	Sep. 2025	3,532,260	393,602

				(533,073)

Short Positions:
1	LME Lead	Sep. 2025	48,800	610
3	LME Nickel	Sep. 2025	267,099	3,287
7	LME PRI Aluminum	Sep. 2025	448,676	(714)

				3,183

				$(529,890)

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$42,271	$4,153,241

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Affiliated Mutual Fund	$6,512,894	$—	$—
U.S. Treasury Obligations	—	39,704,535	—

Total	$6,512,894	$39,704,535	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$1,371,528	$—	$—

Liabilities
Commodity Futures Contracts	$(1,901,418)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2025

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2025 were as follows:

U.S. Treasury Obligations	87.3%
Affiliated Mutual Fund	14.3

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2025 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$1,371,528*	Due from/to broker-variation margin futures	$1,901,418*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$124,387

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$1,771,414

For the year ended July 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$45,278,458
Futures Contracts - Short Positions (1)	2,900,092

*	Average volume is based on average quarter end balances for the year ended July 31, 2025.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $39,704,210)	$39,704,535
Affiliated investments (cost $6,512,894)	6,512,894
Receivable for Fund shares sold	57,699
Deposit with broker for centrally cleared/exchange-traded derivatives	42,271
Prepaid expenses	73

Total Assets	46,317,472

Liabilities

Due to broker—variation margin futures	748,862
Accrued expenses and other liabilities	39,493
Payable for Fund shares purchased	25,741
Management fee payable	6,497
Trustees’ fees payable	841
Affiliated transfer agent fee payable	412

Total Liabilities	821,846

Net Assets	$45,495,626

Net assets were comprised of:
Paid-in capital	$64,732,482
Total distributable earnings (loss)	(19,236,856)

Net assets, July 31, 2025	$45,495,626

Class Z

Net asset value, offering price and redemption price per share,
($12,737,508 ÷ 1,849,969 shares of beneficial interest issued and outstanding)	$6.89

Class R6

Net asset value, offering price and redemption price per share,
($32,758,118 ÷ 4,768,649 shares of beneficial interest issued and outstanding)	$6.87

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income	$1,674,742
Affiliated dividend income	323,409

Total income	1,998,151

Expenses
Management fee	200,755
Professional fees	54,397
Custodian and accounting fees	36,989
Audit fee	30,301
Registration fees(a)	26,116
Shareholders’ reports	21,037
Fund data services	19,578
Trustees’ fees	10,130
Transfer agent’s fees and expenses (including affiliated expense of $2,375)(a)	5,177
Miscellaneous	7,852

Total expenses	412,332
Less: Fee waiver and/or expense reimbursement(a)	(108,218)

Net expenses	304,114

Net investment income (loss)	1,694,037

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	8,942
Futures transactions	124,387

133,329

Net change in unrealized appreciation (depreciation) on:
Investments	(1,294)
Futures	1,771,414

1,770,120

Net gain (loss) on investment transactions	1,903,449

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,597,486

(a)	Class specific expenses and waivers were as follows:

	Class Z	Class R6
Registration fees	22,495	3,621
Transfer agent’s fees and expenses	2,679	2,498
Fee waiver and/or expense reimbursement	(29,968)	(78,250)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,694,037	$2,404,167
Net realized gain (loss) on investment transactions	133,329	1,171,953
Net change in unrealized appreciation (depreciation) on investments	1,770,120	(6,054,259)

Net increase (decrease) in net assets resulting from operations	3,597,486	(2,478,139)

Dividends and Distributions
Distributions from distributable earnings
Class Z	(5,699)	(20,248)
Class R6	(1,753,137)	(2,087,320)

Total dividends and distributions	(1,758,836)	(2,107,568)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	26,419,154	15,515,022
Net asset value of shares issued in reinvestment of dividends and distributions	1,371,892	2,107,559
Cost of shares purchased	(29,355,819)	(29,231,411)

Net increase (decrease) in net assets from Fund share transactions	(1,564,773)	(11,608,830)

Total increase (decrease)	273,877	(16,194,537)

Net Assets:

Beginning of year	45,221,749	61,416,286

End of year	$45,495,626	$45,221,749

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights

Class Z Shares
	Year Ended July 31,				December 14, 2021(a) through July 31,
	2025	2024		2023	2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.65	$7.22		$10.53	$7.94
Income (loss) from investment operations:
Net investment income (loss)	0.26 (c)	0.31		0.24	0.01(c)
Net realized and unrealized gain (loss) on investment transactions	0.25 (d)	(0.63)		(1.23)	2.58
Total from investment operations	0.51	(0.32)		(0.99)	2.59
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.25)		(2.32)	-
Net asset value, end of period	$6.89	$6.65		$7.22	$10.53
Total Return(e):	7.90%	(4.37)%		(10.36)%	32.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,738	$202		$738	$532
Average net assets (000)	$3,108	$491		$5,071	$424
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.70%	0.71	%(g)	0.70%	0.70%(h)
Expenses before waivers and/or expense reimbursement	1.66%	5.24%		1.41%	9.94%(h)
Net investment income (loss)	3.66%	4.56%		3.10%	0.08%(h)
Portfolio turnover rate(i)	0%	0%		0%	0%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(h)	Annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,
	2025	2024		2023	2022	2021

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.64	$7.21		$10.53	$12.02	$8.34
Income (loss) from investment operations:
Net investment income (loss)	0.27 (b)	0.32		0.24	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.23 (c)	(0.63)		(1.22)	2.45	3.73
Total from investment operations	0.50	(0.31)		(0.98)	2.43	3.68
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.26)		(2.34)	(3.92)	-
Net asset value, end of year	$6.87	$6.64		$7.21	$10.53	$12.02
Total Return(d):	7.76%	(4.19)%		(10.42)%	30.61%	44.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,758	$45,020		$60,679	$80,579	$61,721
Average net assets (000)	$40,336	$51,951		$69,187	$67,445	$53,974
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.70%	0.71	%(f)	0.65%	0.62%	0.64%
Expenses before waivers and/or expense reimbursement	0.89%	0.82%		0.72%	0.68%	0.71%
Net investment income (loss)	3.92%	4.58%		3.04%	(0.18)%	(0.53)%
Portfolio turnover rate(g)	0%	0%		0%	0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver, if applicable, for the year ended July 31, 2024.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments

as of July 31, 2025

Description	Shares	Value

LONG-TERM INVESTMENTS 101.6%

COMMON STOCKS 97.7%

Aerospace & Defense 2.4%

AeroVironment, Inc.*	130	$34,793
ATI, Inc.*	610	46,933
BWX Technologies, Inc.	395	60,012
Curtiss-Wright Corp.	161	78,926
Hexcel Corp.	345	20,669
Woodward, Inc.	250	64,270

		305,603

Air Freight & Logistics 0.2%

GXO Logistics, Inc.*	490	24,358

Automobile Components 0.8%

Autoliv, Inc. (Sweden)	305	34,023
Gentex Corp.	970	25,627
Goodyear Tire & Rubber Co. (The)*	1,245	12,798
Lear Corp.	230	21,687
Visteon Corp.*	120	13,338

		107,473

Automobiles 0.2%

Harley-Davidson, Inc.	470	11,435
Thor Industries, Inc.	225	20,473

		31,908

Banks 6.4%

Associated Banc-Corp.	700	17,318
Bank OZK	450	22,185
Cadence Bank	785	27,357
Columbia Banking System, Inc.	895	21,301
Comerica, Inc.	560	37,839
Commerce Bancshares, Inc.	521	31,885
Cullen/Frost Bankers, Inc.	275	35,038
East West Bancorp, Inc.	593	59,448
First Financial Bankshares, Inc.	550	19,041
First Horizon Corp.	2,175	47,437
Flagstar Financial, Inc.	1,326	14,971
FNB Corp.	1,571	24,068
Glacier Bancorp, Inc.	510	22,353
Hancock Whitney Corp.	365	21,798
Home BancShares, Inc.	795	22,387
International Bancshares Corp.	225	15,341
Old National Bancorp	1,360	28,710
Pinnacle Financial Partners, Inc.	325	28,564
Prosperity Bancshares, Inc.	410	27,314
SouthState Corp.	420	39,551
Synovus Financial Corp.	600	28,344
Texas Capital Bancshares, Inc.*	195	16,374
UMB Financial Corp.	305	33,547
United Bankshares, Inc.	610	21,667
Valley National Bancorp	2,030	18,818
Webster Financial Corp.	730	42,085
Western Alliance Bancorp	465	36,065
Wintrust Financial Corp.	281	35,962
Zions Bancorp NA	630	33,781

		830,549

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 0.5%

Boston Beer Co., Inc. (The) (Class A Stock)*	40	$8,283
Celsius Holdings, Inc.*	670	30,378
Coca-Cola Consolidated, Inc.	255	28,496

		67,157

Biotechnology 2.1%

BioMarin Pharmaceutical, Inc.*	815	47,148
Cytokinetics, Inc.*	505	19,008
Exelixis, Inc.*	1,170	42,377
Halozyme Therapeutics, Inc.*	540	32,384
Neurocrine Biosciences, Inc.*	430	55,139
Roivant Sciences Ltd.*	1,795	20,391
Sarepta Therapeutics, Inc.*	405	6,650
United Therapeutics Corp.*	190	52,193

		275,290

Broadline Retail 0.4%

Macy’s, Inc.	1,185	14,967
Ollie’s Bargain Outlet Holdings, Inc.*	265	36,207

		51,174

Building Products 2.3%

AAON, Inc.	285	23,798
Advanced Drainage Systems, Inc.	300	34,425
Carlisle Cos., Inc.	185	65,621
Fortune Brands Innovations, Inc.	530	28,906
Owens Corning	369	51,450
Simpson Manufacturing Co., Inc.	185	33,195
Trex Co., Inc.*	455	29,229
UFP Industries, Inc.	260	25,480

		292,104

Capital Markets 4.0%

Affiliated Managers Group, Inc.	120	25,184
Carlyle Group, Inc. (The)	900	54,594
Evercore, Inc. (Class A Stock)	155	46,677
Federated Hermes, Inc.	330	16,358
Hamilton Lane, Inc. (Class A Stock)	185	28,176
Houlihan Lokey, Inc.	230	43,852
Interactive Brokers Group, Inc. (Class A Stock)	1,870	122,597
Janus Henderson Group PLC	540	23,382
Jefferies Financial Group, Inc.	696	40,131
Morningstar, Inc.	114	31,517
SEI Investments Co.	410	36,129
Stifel Financial Corp.	443	50,555

		519,152

Chemicals 1.4%

Ashland, Inc.	200	10,312
Avient Corp.	390	12,312
Axalta Coating Systems Ltd.*	930	26,338
Cabot Corp.	230	16,601
NewMarket Corp.	32	21,984
Olin Corp.	505	9,565
RPM International, Inc.	545	63,988

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Scotts Miracle-Gro Co. (The)	185	$11,592
Westlake Corp.	145	11,499

		184,191

Commercial Services & Supplies 1.7%

Brink’s Co. (The)	185	16,158
Clean Harbors, Inc.*	213	50,227
MSA Safety, Inc.	170	30,238
RB Global, Inc. (Canada)	795	86,067
Tetra Tech, Inc.	1,145	42,067

		224,757

Communications Equipment 0.7%

Ciena Corp.*	605	56,168
Lumentum Holdings, Inc.*	295	32,474

		88,642

Construction & Engineering 3.6%

AECOM	564	63,585
API Group Corp.*	1,560	56,269
Comfort Systems USA, Inc.	151	106,198
EMCOR Group, Inc.	192	120,478
Fluor Corp.*	705	40,023
MasTec, Inc.*	265	50,141
Valmont Industries, Inc.	85	30,936

		467,630

Construction Materials 0.4%

Eagle Materials, Inc.	142	31,849
Knife River Corp.*	240	19,795

		51,644

Consumer Finance 0.7%

Ally Financial, Inc.	1,175	44,474
FirstCash Holdings, Inc.	165	21,993
SLM Corp.	895	28,461

		94,928

Consumer Staples Distribution & Retail 3.3%

Albertson’s Cos., Inc. (Class A Stock)	1,730	33,251
BJ’s Wholesale Club Holdings, Inc.*	560	59,304
Casey’s General Stores, Inc.	158	82,181
Maplebear, Inc.*	690	33,099
Performance Food Group Co.*	665	66,766
Sprouts Farmers Market, Inc.*	425	64,404
US Foods Holding Corp.*	985	82,080

		421,085

Containers & Packaging 1.3%

AptarGroup, Inc.	280	43,999
Crown Holdings, Inc.	500	49,680
Graphic Packaging Holding Co.	1,280	28,621
Greif, Inc. (Class A Stock)	110	6,977

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Silgan Holdings, Inc.	345	$16,053
Sonoco Products Co.	430	19,380

		164,710

Diversified Consumer Services 1.3%

Duolingo, Inc. (Class A Stock)*	168	58,220
Graham Holdings Co. (Class B Stock)	14	13,358
Grand Canyon Education, Inc.*	120	20,236
H&R Block, Inc.	570	30,974
Service Corp. International	615	46,931

		169,719

Diversified REITs 0.5%

WP Carey, Inc.	935	59,990

Diversified Telecommunication Services 0.4%

Frontier Communications Parent, Inc.*	945	34,719
Iridium Communications, Inc.	465	11,374

		46,093

Electric Utilities 1.0%

ALLETE, Inc.	245	16,153
IDACORP, Inc.	225	28,199
OGE Energy Corp.	855	38,834
Portland General Electric Co.	465	19,121
TXNM Energy, Inc.	400	22,716

		125,023

Electrical Equipment 1.6%

Acuity, Inc.	133	41,410
EnerSys	165	15,241
NEXTracker, Inc. (Class A Stock)*	610	35,539
nVent Electric PLC	705	55,286
Regal Rexnord Corp.	280	42,806
Sensata Technologies Holding PLC	640	19,686

		209,968

Electronic Equipment, Instruments & Components 3.4%

Arrow Electronics, Inc.*	220	25,520
Avnet, Inc.	370	19,588
Belden, Inc.	175	21,639
Cognex Corp.	725	29,558
Coherent Corp.*	660	71,016
Crane NXT Co.	215	12,758
Fabrinet (Thailand)*	154	49,854
Flex Ltd.*	1,635	81,538
IPG Photonics Corp.*	110	8,238
Littelfuse, Inc.	105	27,020
Novanta, Inc.*	150	18,453
TD SYNNEX Corp.	326	47,071
Vontier Corp.	635	26,333

		438,586

Energy Equipment & Services 0.4%

NOV, Inc.	1,625	20,442

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)

Valaris Ltd.*	280	$13,616
Weatherford International PLC	310	17,531

		51,589

Entertainment 0.1%

Warner Music Group Corp. (Class A Stock)	635	18,580

Financial Services 1.8%

Equitable Holdings, Inc.	1,305	67,012
Essent Group Ltd.	445	24,915
Euronet Worldwide, Inc.*	175	17,006
MGIC Investment Corp.	1,020	26,418
Shift4 Payments, Inc. (Class A Stock)*(a)	290	29,870
Voya Financial, Inc.	410	28,700
Western Union Co. (The)	1,440	11,592
WEX, Inc.*	145	24,604

		230,117

Food Products 0.9%

Darling Ingredients, Inc.*	680	22,018
Flowers Foods, Inc.	855	13,552
Ingredion, Inc.	272	35,779
Marzetti Company (The)	85	15,110
Pilgrim’s Pride Corp.	175	8,293
Post Holdings, Inc.*	200	21,162

		115,914

Gas Utilities 1.1%

National Fuel Gas Co.	385	33,414
New Jersey Resources Corp.	425	19,512
ONE Gas, Inc.	260	18,902
Southwest Gas Holdings, Inc.	255	19,926
Spire, Inc.	250	18,617
UGI Corp.	917	33,177

		143,548

Ground Transportation 1.4%

Avis Budget Group, Inc.*	70	11,917
Knight-Swift Transportation Holdings, Inc.	690	29,325
Landstar System, Inc.	150	20,006
Ryder System, Inc.	175	31,099
Saia, Inc.*	113	34,153
XPO, Inc.*	505	60,746

		187,246

Health Care Equipment & Supplies 1.3%

DENTSPLY SIRONA, Inc.	870	12,450
Envista Holdings Corp.*	755	14,262
Globus Medical, Inc. (Class A Stock)*	485	25,525
Haemonetics Corp.*	220	16,289
Lantheus Holdings, Inc.*	295	21,001
LivaNova PLC*	230	9,704
Masimo Corp.*	195	29,989
Penumbra, Inc.*	164	41,372

		170,592

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services 2.4%

Acadia Healthcare Co., Inc.*	410	$8,926
Amedisys, Inc.*	145	14,297
Chemed Corp.	63	25,975
Encompass Health Corp.	435	47,898
Ensign Group, Inc. (The)	245	36,750
HealthEquity, Inc.*	370	35,890
Hims & Hers Health, Inc.*	840	55,591
Option Care Health, Inc.*	700	20,545
Tenet Healthcare Corp.*	400	64,512

		310,384

Health Care REITs 0.7%

Healthcare Realty Trust, Inc.	1,515	23,271
Omega Healthcare Investors, Inc.	1,240	48,236
Sabra Health Care REIT, Inc.	1,010	18,210

		89,717

Health Care Technology 0.3%

Doximity, Inc. (Class A Stock)*	570	33,488

Hotel & Resort REITs 0.1%

Park Hotels & Resorts, Inc.	880	9,381

Hotels, Restaurants & Leisure 3.4%

Aramark	1,135	48,306
Boyd Gaming Corp.	265	22,499
Cava Group, Inc.*	345	30,363
Choice Hotels International, Inc.	95	12,132
Churchill Downs, Inc.	310	33,182
Hilton Grand Vacations, Inc.*	250	11,205
Hyatt Hotels Corp. (Class A Stock)	185	26,079
Light & Wonder, Inc.*	365	35,157
Marriott Vacations Worldwide Corp.	140	10,426
Planet Fitness, Inc. (Class A Stock)*	355	38,762
Texas Roadhouse, Inc. (Class A Stock)	290	53,688
Travel + Leisure Co.	300	17,775
Vail Resorts, Inc.	160	24,042
Wendy’s Co. (The)	750	7,388
Wingstop, Inc.	120	45,281
Wyndham Hotels & Resorts, Inc.	330	28,380

		444,665

Household Durables 1.7%

KB Home	295	16,302
Somnigroup International, Inc.	875	63,333
Taylor Morrison Home Corp.*	440	26,083
Toll Brothers, Inc.	431	51,013
TopBuild Corp.*	124	45,933
Whirlpool Corp.	235	19,514

		222,178

Independent Power & Renewable Electricity Producers 0.2%

Ormat Technologies, Inc.	245	21,905

Industrial REITs 1.0%

EastGroup Properties, Inc.	220	35,913

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial REITs (cont’d.)
First Industrial Realty Trust, Inc.	565	$ 27,527
Rexford Industrial Realty, Inc.	1,010	36,895
STAG Industrial, Inc.	795	27,292

		127,627

Insurance 4.2%
American Financial Group, Inc.	305	38,095
Brighthouse Financial, Inc.*	250	11,963
CNO Financial Group, Inc.	445	16,394
Fidelity National Financial, Inc.	1,110	62,637
First American Financial Corp.	440	26,422
Hanover Insurance Group, Inc. (The)	150	25,745
Kemper Corp.	255	15,705
Kinsale Capital Group, Inc.	97	42,747
Old Republic International Corp.	995	35,989
Primerica, Inc.	142	37,720
Reinsurance Group of America, Inc.	278	53,501
RenaissanceRe Holdings Ltd. (Bermuda)	215	52,404
RLI Corp.	355	23,426
Ryan Specialty Holdings, Inc. (Class A Stock)	455	27,841
Selective Insurance Group, Inc.	260	20,272
Unum Group	690	49,549

		540,410

Interactive Media & Services 0.1%
ZoomInfo Technologies, Inc.*	1,185	12,834

IT Services 0.9%
ASGN, Inc.*	185	9,276
Kyndryl Holdings, Inc.*	995	37,581
Okta, Inc.*	715	69,927

		116,784

Leisure Products 0.5%
Brunswick Corp.	280	16,321
Mattel, Inc.*	1,385	23,559
Polaris, Inc.	225	11,905
YETI Holdings, Inc.*	360	13,226

		65,011

Life Sciences Tools & Services 1.7%
Avantor, Inc.*	2,910	39,111
Bio-Rad Laboratories, Inc. (Class A Stock)*	85	20,566
Bruker Corp.	470	18,062
Illumina, Inc.*	675	69,329
Medpace Holdings, Inc.*	101	43,147
Repligen Corp.*	220	25,755
Sotera Health Co.*	685	7,871

		223,841

Machinery 5.4%
AGCO Corp.	261	30,790
Chart Industries, Inc.*	195	38,772
CNH Industrial NV	3,735	48,406
Crane Co.	210	41,112
Donaldson Co., Inc.	507	36,489

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
Esab Corp.	240	$ 32,201
Flowserve Corp.	560	31,382
Graco, Inc.	720	60,466
ITT, Inc.	344	58,466
Lincoln Electric Holdings, Inc.	245	59,658
Middleby Corp. (The)*	225	32,670
Mueller Industries, Inc.	485	41,404
Oshkosh Corp.	275	34,796
RBC Bearings, Inc.*	133	51,516
Terex Corp.	290	14,749
Timken Co. (The)	270	20,544
Toro Co. (The)	430	31,928
Watts Water Technologies, Inc. (Class A Stock)	120	31,478

		696,827

Marine Transportation 0.2%
Kirby Corp.*	240	22,874

Media 0.6%
EchoStar Corp. (Class A Stock)*	575	18,739
New York Times Co. (The) (Class A Stock)	695	36,064
Nexstar Media Group, Inc.	120	22,453

		77,256

Metals & Mining 1.9%
Alcoa Corp.	1,100	32,967
Carpenter Technology Corp.	210	52,372
Cleveland-Cliffs, Inc.*	2,115	22,250
Commercial Metals Co.	485	25,152
Reliance, Inc.	225	65,279
Royal Gold, Inc.	280	42,398

		240,418

Mortgage Real Estate Investment Trusts (REITs) 0.6%
Annaly Capital Management, Inc.	2,595	52,756
Starwood Property Trust, Inc.	1,465	28,509

		81,265

Multi-Utilities 0.2%
Black Hills Corp.	305	17,623
Northwestern Energy Group, Inc.	260	13,962

		31,585

Office REITs 0.6%
COPT Defense Properties	480	13,094
Cousins Properties, Inc.	715	19,377
Kilroy Realty Corp.	455	16,771
Vornado Realty Trust	710	27,278

		76,520

Oil, Gas & Consumable Fuels 3.0%
Antero Midstream Corp.	1,430	26,240
Antero Resources Corp.*	1,250	43,662
Chord Energy Corp.	250	27,582
Civitas Resources, Inc.	380	11,537

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
CNX Resources Corp.*	620	$ 18,792
DT Midstream, Inc.	440	45,201
HF Sinclair Corp.	680	29,879
Matador Resources Co.	495	24,691
Murphy Oil Corp.	585	14,514
Ovintiv, Inc.	1,110	45,710
PBF Energy, Inc. (Class A Stock)	415	9,379
Permian Resources Corp.	2,730	38,657
Range Resources Corp.	1,030	37,822
Viper Energy, Inc.	560	21,090

		394,756

Paper & Forest Products 0.2%
Louisiana-Pacific Corp.	265	23,959

Passenger Airlines 0.5%
Alaska Air Group, Inc.*	525	27,804
American Airlines Group, Inc.*	2,810	32,287

		60,091

Personal Care Products 0.5%
BellRing Brands, Inc.*	545	29,746
Coty, Inc. (Class A Stock)*	1,600	7,760
elf Beauty, Inc.*	240	29,086

		66,592

Pharmaceuticals 0.3%
Jazz Pharmaceuticals PLC*	260	29,804
Perrigo Co. PLC	580	15,468

		45,272

Professional Services 2.2%
CACI International, Inc. (Class A Stock)*	94	43,294
Concentrix Corp.	203	10,550
ExlService Holdings, Inc.*	685	29,750
Exponent, Inc.	215	14,826
FTI Consulting, Inc.*	145	24,121
Genpact Ltd.	685	30,174
Insperity, Inc.	150	8,937
KBR, Inc.	555	25,941
ManpowerGroup, Inc.	205	8,456
Maximus, Inc.	240	17,726
Parsons Corp.*	205	15,211
Paylocity Holding Corp.*	190	35,127
Science Applications International Corp.	210	23,411

		287,524

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.*	199	53,802

Residential REITs 0.9%
American Homes 4 Rent (Class A Stock)	1,355	47,005
Equity LifeStyle Properties, Inc.	815	48,835
Independence Realty Trust, Inc.	1,010	16,937

		112,777

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Retail REITs 0.9%
Agree Realty Corp.	470	$ 33,699
Brixmor Property Group, Inc.	1,305	34,100
Kite Realty Group Trust	935	20,551
NNN REIT, Inc.	800	33,008

		121,358

Semiconductors & Semiconductor Equipment 2.4%
Allegro MicroSystems, Inc. (Japan)*	555	17,433
Amkor Technology, Inc.	485	10,942
Cirrus Logic, Inc.*	225	22,660
Entegris, Inc.	645	50,607
Lattice Semiconductor Corp.*	590	29,400
MACOM Technology Solutions Holdings, Inc.*	250	34,285
MKS, Inc.	285	27,126
Onto Innovation, Inc.*	210	19,897
Power Integrations, Inc.	245	11,887
Rambus, Inc.*	455	33,638
Silicon Laboratories, Inc.*	135	17,789
Synaptics, Inc.*	165	10,345
Universal Display Corp.	185	26,714

		312,723

Software 3.4%
Appfolio, Inc. (Class A Stock)*	95	25,401
BILL Holdings, Inc.*	400	17,140
Blackbaud, Inc.*	160	10,787
Commvault Systems, Inc.*	185	35,141
Docusign, Inc.*	860	65,051
Dolby Laboratories, Inc. (Class A Stock)	260	19,588
Dropbox, Inc. (Class A Stock)*	840	22,823
Dynatrace, Inc.*	1,280	67,341
Guidewire Software, Inc.*	356	80,534
Manhattan Associates, Inc.*	259	56,892
Pegasystems, Inc.	390	22,897
Qualys, Inc.*	155	20,626

		444,221

Specialized REITs 1.5%
CubeSmart	965	37,548
EPR Properties	320	17,613
Gaming & Leisure Properties, Inc.	1,170	53,329
Lamar Advertising Co. (Class A Stock)	381	46,577
National Storage Affiliates Trust	300	8,838
PotlatchDeltic Corp.	315	12,880
Rayonier, Inc.	597	13,916

		190,701

Specialty Retail 3.5%
Abercrombie & Fitch Co. (Class A Stock)*	205	19,684
AutoNation, Inc.*	110	21,190
Bath & Body Works, Inc.	925	26,788
Burlington Stores, Inc.*	268	73,153
Chewy, Inc. (Class A Stock)*	935	34,315
Dick’s Sporting Goods, Inc.	250	52,878
Five Below, Inc.*	240	32,765
Floor & Decor Holdings, Inc. (Class A Stock)*	455	34,871
GameStop Corp. (Class A Stock)*(a)	1,735	38,951

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Gap, Inc. (The)	950	$ 18,487
Lithia Motors, Inc.	113	32,544
Murphy USA, Inc.	78	28,273
Penske Automotive Group, Inc.	75	12,556
RH*	65	13,365
Valvoline, Inc.*	540	19,035

		458,855

Technology Hardware, Storage & Peripherals 0.6%
Pure Storage, Inc. (Class A Stock)*	1,325	78,864

Textiles, Apparel & Luxury Goods 0.9%
Capri Holdings Ltd.*	500	9,095
Columbia Sportswear Co.	135	7,637
Crocs, Inc.*	240	23,935
PVH Corp.	205	15,051
Skechers USA, Inc. (Class A Stock)*	560	35,420
Under Armour, Inc. (Class A Stock)*(a)	845	5,611
Under Armour, Inc. (Class C Stock)*	525	3,307
VF Corp.	1,415	16,584

		116,640

Trading Companies & Distributors 1.9%
Applied Industrial Technologies, Inc.	159	43,168
Core & Main, Inc. (Class A Stock)*	810	51,548
GATX Corp.	150	22,904
MSC Industrial Direct Co., Inc. (Class A Stock)	190	16,458
Watsco, Inc.	151	68,083
WESCO International, Inc.	185	38,288

		240,449

Water Utilities 0.3%
Essential Utilities, Inc.	1,105	40,664

TOTAL COMMON STOCKS (cost $10,510,721)		12,663,538

UNAFFILIATED EXCHANGE-TRADED FUND 3.9%
iShares Core S&P Mid-Cap ETF (cost $446,584)	8,050	507,391

TOTAL LONG-TERM INVESTMENTS (cost $10,957,305)		13,170,929

SHORT-TERM INVESTMENTS 0.6%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)	10,893	10,893

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (7-day effective yield 4.528%)
(cost $64,508; includes $63,583 of cash collateral for securities on loan)(b)(wb)	64,559	$64,514

TOTAL SHORT-TERM INVESTMENTS
(cost $75,401)		75,407

TOTAL INVESTMENTS 102.2%
(cost $11,032,706)		13,246,336
Liabilities in excess of other assets (2.2)%		(289,723)

NET ASSETS 100.0%		$12,956,613

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,832; cash collateral of $63,583 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$305,603	$—	$—
Air Freight & Logistics	24,358	—	—
Automobile Components	107,473	—	—
Automobiles	31,908	—	—
Banks	830,549	—	—
Beverages	67,157	—	—
Biotechnology	275,290	—	—
Broadline Retail	51,174	—	—
Building Products	292,104	—	—
Capital Markets	519,152	—	—
Chemicals	184,191	—	—
Commercial Services & Supplies	224,757	—	—
Communications Equipment	88,642	—	—
Construction & Engineering	467,630	—	—
Construction Materials	51,644	—	—
Consumer Finance	94,928	—	—
Consumer Staples Distribution & Retail	421,085	—	—
Containers & Packaging	164,710	—	—
Diversified Consumer Services	169,719	—	—
Diversified REITs	59,990	—	—
Diversified Telecommunication Services	46,093	—	—
Electric Utilities	125,023	—	—
Electrical Equipment	209,968	—	—
Electronic Equipment, Instruments & Components	438,586	—	—
Energy Equipment & Services	51,589	—	—
Entertainment	18,580	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Financial Services	$230,117	$—	$—
Food Products	115,914	—	—
Gas Utilities	143,548	—	—
Ground Transportation	187,246	—	—
Health Care Equipment & Supplies	170,592	—	—
Health Care Providers & Services	310,384	—	—
Health Care REITs	89,717	—	—
Health Care Technology	33,488	—	—
Hotel & Resort REITs	9,381	—	—
Hotels, Restaurants & Leisure	444,665	—	—
Household Durables	222,178	—	—
Independent Power & Renewable Electricity Producers	21,905	—	—
Industrial REITs	127,627	—	—
Insurance	540,410	—	—
Interactive Media & Services	12,834	—	—
IT Services	116,784	—	—
Leisure Products	65,011	—	—
Life Sciences Tools & Services	223,841	—	—
Machinery	696,827	—	—
Marine Transportation	22,874	—	—
Media	77,256	—	—
Metals & Mining	240,418	—	—
Mortgage Real Estate Investment Trusts (REITs)	81,265	—	—
Multi-Utilities	31,585	—	—
Office REITs	76,520	—	—
Oil, Gas & Consumable Fuels	394,756	—	—
Paper & Forest Products	23,959	—	—
Passenger Airlines	60,091	—	—
Personal Care Products	66,592	—	—
Pharmaceuticals	45,272	—	—
Professional Services	287,524	—	—
Real Estate Management & Development	53,802	—	—
Residential REITs	112,777	—	—
Retail REITs	121,358	—	—
Semiconductors & Semiconductor Equipment	312,723	—	—
Software	444,221	—	—
Specialized REITs	190,701	—	—
Specialty Retail	458,855	—	—
Technology Hardware, Storage & Peripherals	78,864	—	—
Textiles, Apparel & Luxury Goods	116,640	—	—
Trading Companies & Distributors	240,449	—	—
Water Utilities	40,664	—	—
Unaffiliated Exchange-Traded Fund	507,391	—	—
Short-Term Investments
Affiliated Mutual Funds	75,407	—	—

Total	$13,246,336	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2025 were as follows:

Banks	6.4%
Machinery	5.4
Insurance	4.2
Capital Markets	4.0
Unaffiliated Exchange-Traded Fund	3.9
Construction & Engineering	3.6
Specialty Retail	3.5
Hotels, Restaurants & Leisure	3.4

Software	3.4%
Electronic Equipment, Instruments & Components	3.4
Consumer Staples Distribution & Retail	3.3
Oil, Gas & Consumable Fuels	3.0
Semiconductors & Semiconductor Equipment	2.4
Health Care Providers & Services	2.4
Aerospace & Defense	2.4
Building Products	2.3

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Schedule of Investments (continued)

as of July 31, 2025

Industry Classification (continued):

Professional Services	2.2%
Biotechnology	2.1
Trading Companies & Distributors	1.9
Metals & Mining	1.9
Financial Services	1.8
Commercial Services & Supplies	1.7
Life Sciences Tools & Services	1.7
Household Durables	1.7
Electrical Equipment	1.6
Specialized REITs	1.5
Ground Transportation	1.4
Chemicals	1.4
Health Care Equipment & Supplies	1.3
Diversified Consumer Services	1.3
Containers & Packaging	1.3
Gas Utilities	1.1
Industrial REITs	1.0
Electric Utilities	1.0
Retail REITs	0.9
IT Services	0.9
Textiles, Apparel & Luxury Goods	0.9
Food Products	0.9
Residential REITs	0.9
Automobile Components	0.8
Consumer Finance	0.7
Health Care REITs	0.7
Communications Equipment	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.6
Technology Hardware, Storage & Peripherals	0.6
Media	0.6

Office REITs	0.6%
Affiliated Mutual Funds (0.5% represents investments purchased with collateral from securities on loan)	0.6
Beverages	0.5
Personal Care Products	0.5
Leisure Products	0.5
Passenger Airlines	0.5
Diversified REITs	0.5
Real Estate Management & Development	0.4
Construction Materials	0.4
Energy Equipment & Services	0.4
Broadline Retail	0.4
Diversified Telecommunication Services	0.4
Pharmaceuticals	0.3
Water Utilities	0.3
Health Care Technology	0.3
Automobiles	0.2
Multi-Utilities	0.2
Air Freight & Logistics	0.2
Paper & Forest Products	0.2
Marine Transportation	0.2
Independent Power & Renewable Electricity Producers	0.2
Entertainment	0.1
Interactive Media & Services	0.1
Hotel & Resort REITs	0.1

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$61,832	$(61,832)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Assets & Liabilities

as of July 31, 2025

Assets
Investments at value, including securities on loan of $61,832:
Unaffiliated investments (cost $10,957,305)	$13,170,929
Affiliated investments (cost $75,401)	75,407
Receivable for Fund shares sold	28,276
Due from Manager	8,049
Dividends receivable	2,745
Prepaid expenses	108

Total Assets	13,285,514

Liabilities
Payable for Fund shares purchased	232,395
Payable to broker for collateral for securities on loan	63,583
Custodian and accounting fees payable	16,605
Accrued expenses and other liabilities	15,418
Trustees’ fees payable	800
Affiliated transfer agent fee payable	100

Total Liabilities	328,901

Net Assets	$12,956,613

Net assets were comprised of:
Paid-in capital	$10,659,107
Total distributable earnings (loss)	2,297,506

Net assets, July 31, 2025	$12,956,613

Class R6

Net asset value, offering price and redemption price per share, ($12,956,613 ÷ 1,342,570 shares of beneficial interest issued and outstanding)	$9.65

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $215 foreign withholding tax)	$178,125
Affiliated dividend income	1,493
Income from securities lending, net (including affiliated income of $405)	407

Total income	180,025

Expenses
Management fee	30,354
Custodian and accounting fees	40,187
Professional fees	35,410
Audit fee	26,712
Shareholders’ reports	15,526
Fund data services	10,906
Trustees’ fees	9,680
Commitment fees	7,623
Transfer agent’s fees and expenses (including affiliated expense of $617)	782
Registration fees	638
Miscellaneous	3,899

Total expenses	181,717
Less: Fee waiver and/or expense reimbursement	(157,980)

Net expenses	23,737

Net investment income (loss)	156,288

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(75))	209,399
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $6)	137,122

Net gain (loss) on investment transactions	346,521

Net Increase (Decrease) In Net Assets Resulting From Operations	$502,809

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2025	2024

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$156,288	$124,338
Net realized gain (loss) on investment transactions	209,399	1,781,486
Net change in unrealized appreciation (depreciation) on investments	137,122	(28,662)

Net increase (decrease) in net assets resulting from operations	502,809	1,877,162

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,876,270)	(900,450)

Fund share transactions
Net proceeds from shares sold (599,230 and 641,938 shares, respectively)	5,702,813	6,336,354
Net asset value of shares issued in reinvestment of dividends and distributions (185,037 and 95,387 shares, respectively)	1,876,270	900,450
Cost of shares purchased (465,133 and 990,057 shares, respectively)	(4,679,992)	(9,920,904)

Net increase (decrease) in net assets from Fund share transactions	2,899,091	(2,684,100)

Total increase (decrease)	1,525,630	(1,707,388)

Net Assets:
Beginning of year	11,430,983	13,138,371

End of year	$12,956,613	$11,430,983

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Index Fund

Financial Highlights

Class R6 Shares

	Year Ended July 31,
	2025		2024		2023		2022	2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.17		$10.30		$10.75		$14.27	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.13		0.11		0.08		0.10	0.09
Net realized and unrealized gain (loss) on investment transactions	0.27		1.47		1.02		(0.47)	4.54
Total from investment operations	0.40		1.58		1.10		(0.37)	4.63
Less Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.12)		-		(0.13)	(0.08)
Distributions from net realized gains	(1.78)		(0.59)		(1.55)		(3.02)	-
Total dividends and distributions	(1.92)		(0.71)		(1.55)		(3.15)	(0.08)
Net asset value, end of year	$9.65		$11.17		$10.30		$10.75	$14.27
Total Return(b):	2.74%		16.66%		11.78%		(3.86)%	47.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,957		$11,431		$13,138		$14,741	$23,675
Average net assets (000)	$12,142		$11,590		$13,192		$18,954	$27,862
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.20	%(d)	0.47	%(d)	0.82	%(d)	0.81%	0.85%
Expenses before waivers and/or expense reimbursement	1.50%		1.84%		1.55%		1.21%	0.97%
Net investment income (loss)	1.29%		1.07%		0.79%		0.80%	0.73%
Portfolio turnover rate(e)	42%		169%		124%		123%	135%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense on borrowings from the Syndicated Credit Agreement and certain non-recurring expenses of 0.01%, 0.05% and 0.02% which are being excluded from the Fund’s contractual waiver, if applicable, for the years ended July 31, 2025, 2024 and 2023, respectively.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements/Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the following series of the RIC: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Mid-Cap Index Fund, each of which are diversified funds for the purposes of the 1940 Act, and PGIM Quant Solutions Commodity Strategies Fund (the “Commodity Strategies Fund”), which is a non-diversified fund for purposes of the 1940 Act (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (CFTC) rules.

As of July 31, 2025, the Cayman Subsidiary had net assets of $6,690,010, representing 14.70% of the Commodity Strategies Fund’s net assets.

The Funds have the following investment objectives:

Fund	Investment Objective(s)

PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.

PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.

PGIM TIPS Fund	Seek to provide inflation protection and income by investing primarily in inflation protected debt securities.

PGIM Quant Solutions Commodity Strategies Fund	Seek to generate returns over time in excess of the Bloomberg Commodity Index.

PGIM Quant Solutions Mid-Cap Index Fund	Seek to provide investment results that approximate the performance of the S&P MidCap 400 Index.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S.

Notes to Financial Statements/Consolidated Financial Statements

generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Funds’ valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Funds investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease,

Notes to Financial Statements/Consolidated Financial Statements

embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of each Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending their securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively “REITs”): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

Notes to Financial Statements/Consolidated Financial Statements

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of each Fund, has management agreements with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

Fund	Subadviser(s)

PGIM Jennison Small-Cap Core Equity Fund	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Core Conservative Bond Fund	PGIM Limited (an indirect, wholly-owned subsidiary of PGIM, Inc.); PGIM Fixed Income (a business unit of PGIM, Inc.)

PGIM TIPS Fund	PGIM Fixed Income

PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”)(a wholly-owned subsidiary of PGIM, Inc.)

PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quantitative Solutions

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2025, the contractual and effective management fee rates were as follows:

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements

PGIM Jennison Small-Cap Core Equity Fund	0.75% of average daily net assets	0.75%	—#%

PGIM Core Conservative Bond Fund	0.19% of average daily net assets	0.19	—#

PGIM TIPS Fund	0.23% of average daily net assets	0.23	0.06

PGIM Quant Solutions Commodity Strategies Fund	0.40% of average daily net assets	0.46*	0.40

PGIM Quant Solutions Mid-Cap Index Fund	0.25% of average daily net assets	0.25	—#

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.
*

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The consolidated management fee rate includes the Cayman Subsidiary. The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

The Manager has contractually agreed, through November 30, 2026, to limit total annual operating expenses after fee waivers and/or expense reimbursements. With respect to PGIM Quant Solutions Mid-Cap Index Fund, this waiver has no express termination date and may not be terminated by the Manager without prior approval of the Fund’s Board of Trustees. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. The expense limitations attributable to each fund are as follows:

Fund	Fee Waivers and/or Expense Limitations

PGIM Jennison Small-Cap Core Equity Fund	contractually limit expenses to 0.95%

PGIM Core Conservative Bond Fund	contractually limit expenses to 0.19%

PGIM TIPS Fund	contractually limit expenses to 0.30%*

PGIM Quant Solutions Commodity Strategies Fund	contractually limit expenses to 0.70%**

PGIM Quant Solutions Mid-Cap Index Fund	contractually limit expenses to 0.19%

*	Effective September 27, 2024. Prior to September 27, 2024, the contractual expense limitation was 0.40% of average daily net assets for Class R6 shares.

**

The Manager has contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

The RIC, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Z and Class R6 shares of each Fund. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of each Fund.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as each Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2025, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

PGIM Jennison Small-Cap Core Equity Fund	$7,452,450	$6,018,546

PGIM Core Conservative Bond Fund	36,418,896	26,327,411

PGIM TIPS Fund	—	—

PGIM Quant Solutions Commodity Strategies Fund	—	—

Notes to Financial Statements/Consolidated Financial Statements

Fund	Cost of Purchases	Proceeds from Sales

PGIM Quant Solutions Mid-Cap Index Fund	$6,399,550	$5,128,092

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended July 31, 2025, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)
$370,014	$6,346,371	$6,400,487	$—	$ —	$315,898	315,898	$15,134		$—

PGIM Institutional Money Market Fund (7-day effective yield 4.528%)(b)(wb)
—	2,144,943	1,918,460	15	(50)	226,448	226,606	687	(1)	—
$370,014	$8,491,314	$8,318,947	$15	$(50)	$542,346		$15,821		$—

PGIM Core Conservative Bond Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)
$668,426	$39,071,555	$38,391,764	$—	$—	$1,348,217	1,348,217	$61,196		$—

PGIM Institutional Money Market Fund (7-day effective yield 4.528%)(b)(wb)
—	1,373,502	1,319,049	—	5	54,458	54,496	471	(1)	—
$668,426	$40,445,057	$39,710,813	$—	$ 5	$1,402,675		$61,667		$—

PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)
$539,440	$25,898,208	$25,826,249	$—	$—	$611,399	611,399	$14,287	$—

PGIM Quant Solutions Commodity Strategies Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(bb)(wb)
$6,217,809	$94,981,531	$94,686,446	$—	$—	$6,512,894	6,512,894	$323,409	$—

PGIM Quant Solutions Mid-Cap Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)
$—	$5,146,840	$5,135,947	$—	$—	$10,893	10,893	$1,493		$—

PGIM Institutional Money Market Fund (7-day effective yield 4.528%)(b)(wb)
—	2,218,373	2,153,790	6	(75)	64,514	64,559	405	(1)	—
$—	$7,365,213	$7,289,737	$ 6	$(75)	$75,407		$1,898		$—

(1)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$ 24,093	$ 793,814	$—	$ 817,907

PGIM Core Conservative Bond Fund	2,175,434	—	—	2,175,434

PGIM TIPS Fund	2,646,222	—	—	2,646,222

PGIM Quant Solutions Commodity Strategies Fund	1,758,836	—	—	1,758,836

PGIM Quant Solutions Mid-Cap Index Fund	1,041,742	834,528	—	1,876,270

For the year ended July 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

PGIM Jennison Small-Cap Core Equity Fund	$ 26,142	$ 66,843	$—	$ 92,985

PGIM Core Conservative Bond Fund	1,682,128	—	—	1,682,128

PGIM TIPS Fund	3,328,568	—	—	3,328,568

PGIM Quant Solutions Commodity Strategies Fund	2,107,568	—	—	2,107,568

PGIM Quant Solutions Mid-Cap Index Fund	154,173	746,277	—	900,450

For the year ended July 31, 2025, the Funds indicated below had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$ —	$322,787
PGIM Core Conservative Bond Fund	701	—
PGIM TIPS Fund	432	—
PGIM Quant Solutions Commodity Strategies Fund	2,239,072	—
PGIM Quant Solutions Mid-Cap Index Fund	247,685	42,438

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of July 31, 2025 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Jennison Small-Cap Core

Equity Fund	$9,465,856	$2,504,491	$ (614,100)	$1,890,391

Notes to Financial Statements/Consolidated Financial Statements

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

PGIM Core Conservative Bond Fund	$60,965,695	$ 365,750	$ (3,168,621)	$(2,802,871)

PGIM TIPS Fund	66,789,763	574,091	(4,914,782)	(4,340,691)

PGIM Quant Solutions Commodity Strategies Fund	66,682,467	10,441,891	(30,906,929)	(20,465,038)

PGIM Quant Solutions Mid-Cap Index Fund	11,238,953	2,951,554	(944,171)	2,007,383

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other GAAP to tax differences.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized
PGIM Jennison Small-Cap Core Equity Fund	$—	$ —
PGIM Core Conservative Bond Fund	5,877,000	—
PGIM TIPS Fund	12,436,000	—
PGIM Quant Solutions Commodity Strategies Fund	465,000	6,000
PGIM Quant Solutions Mid-Cap Index Fund	—	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2025 are subject to such review.

7.	Capital and Ownership

Each Funds offer Class R6 shares and the Commodity Strategies Fund also offers Class Z shares. Class Z shares and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of July 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of each Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	778,577	94.7%
PGIM Core Conservative Bond Fund–Class R6	6,700,992	99.7
PGIM TIPS Fund–Class R6	7,446,722	99.7
PGIM Quant Solutions Commodity Strategies Fund–Class Z	1,780	0.1
PGIM Quant Solutions Commodity Strategies Fund–Class R6	4,476,603	93.9
PGIM Quant Solutions Mid-Cap Index Fund–Class R6	1,342,219	99.9

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Jennison Small-Cap Core Equity Fund	8	87.2%
PGIM Core Conservative Bond Fund	6	88.8

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM TIPS Fund	7	94.4%
PGIM Quant Solutions Commodity Strategies Fund	4	47.7
PGIM Quant Solutions Mid-Cap Index Fund	8	89.2
Unaffiliated:
PGIM Jennison Small-Cap Core Equity Fund	—	—
PGIM Core Conservative Bond Fund	—	—
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	1	27.8
PGIM Quant Solutions Mid-Cap Index Fund	—	—

Transactions in shares of beneficial interest were as follows:

PGIM Quant Solutions Commodity Strategies Fund:

Share Class	Shares	Amount

Class Z

Year ended July 31, 2025:

Shares sold	1,932,851	$13,230,243

Shares issued in reinvestment of dividends and distributions	865	5,699

Shares purchased	(114,203)	(794,388)

Net increase (decrease) in shares outstanding before conversion	1,819,513	12,441,554

Shares issued upon conversion from other share class(es)	119	820

Net increase (decrease) in shares outstanding	1,819,632	$12,442,374

Year ended July 31, 2024:

Shares sold	14,214	$98,917

Shares issued in reinvestment of dividends and distributions	3,174	20,248

Shares purchased	(89,140)	(613,732)

Net increase (decrease) in shares outstanding	(71,752)	$(494,567)

Class R6

Year ended July 31, 2025:

Shares sold	1,936,100	$13,188,911

Shares issued in reinvestment of dividends and distributions	207,628	1,366,193

Shares purchased	(4,156,055)	(28,561,431)

Net increase (decrease) in shares outstanding before conversion	(2,012,327)	(14,006,327)

Shares purchased upon conversion into other share class(es)	(120)	(820)

Net increase (decrease) in shares outstanding	(2,012,447)	$(14,007,147)

Year ended July 31, 2024:

Shares sold	2,244,116	$15,416,105

Shares issued in reinvestment of dividends and distributions	327,678	2,087,311

Shares purchased	(4,204,409)	(28,617,679)

Net increase (decrease) in shares outstanding	(1,632,615)	$(11,114,263)

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/27/2024 – 9/25/2025	9/29/2023 – 9/26/2024

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Notes to Financial Statements/Consolidated Financial Statements

	Current SCA	Prior SCA

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds indicated below utilized the SCA during the year ended July 31, 2025. The average balance outstanding is for the number of days the Funds utilized the SCA.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2025
PGIM TIPS Fund	$513,000	5.87%	6	$1,096,000	$—
PGIM Quant Solutions Mid-Cap Index Fund	184,391	5.67	23	380,000	—

9.	Risks of Investing in the Funds

Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Active Trading	—	X	—	—	—

Adjustable and Floating Rate Securities	—	—	X	—	—

Blend Style	X	—	—	—	—

Cayman Subsidiary	—	—	—	X	—

Commodity	—	—	—	X	—

Commodity-Linked Notes	—	—	—	X	—

Commodity Pooled Investment Vehicles	—	—	—	X	—

Commodity Regulatory	—	—	—	X	—

Concentration	—	—	—	X	—

Credit /Counterparty	—	X	X	X	—

Debt Obligations	—	X	X	X	—

Deflation	—	—	—	X	—

Derivatives	—	X	—	X	—

Economic and Market Events	X	X	X	X	X

Equity and Equity-Related Securities	X	—	—	—	X

Exchange-Traded Funds	—	—	—	—	X

Foreign Securities	—	X	X	—	—

Fund of Funds	X	X	X	X	X

Futures and Forward Contracts	—	—	—	X	—

Hedging	—	—	—	X	—

Increase in Expenses	X	X	X	X	X

Index Investment Approach	—	—	—	—	X

Initial Public Offerings	X	—	—	—	—

Interest Rate	—	X	X	X	—

Large Shareholder and Large Scale Redemption	X	X	X	X	X

Liquidity	—	—	—	X	—

Management	X	—	—	X	—

Market Disruption and Geopolitical	X	X	X	X	X

Market	X	X	X	X	X

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Index Fund

Medium Capitalization (Mid-Cap) Company	—	—	—	—	X

Mortgage-Backed and Asset-Backed Securities	—	X	X	—	—

Sector Exposure	X	—	—	—	X

Small Company	X	—	—	—	—

Tax	—	—	—	X	—

TIPS	—	—	X	—	—

Tracking Error	—	—	—	—	X

Trading on Foreign Exchanges	—	—	—	X	—

U.S. Government and Agency Securities	—	X	X	X	—

U.S. Treasury Strips	—	—	X	X	—

Zero Coupon Bond	—	X	—	—	—

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund; which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Notes to Financial Statements/Consolidated Financial Statements

Commodity Pooled Investment Vehicles Risk: The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: The Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: The Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: Since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on its subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Hedging Risk: The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of

Notes to Financial Statements/Consolidated Financial Statements

the portfolio of the Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadvisers’ judgements about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund by the subadviser may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Sector Exposure Risk: At times, the Fund may have a significant portion of its assets invested in the same economic sector, including the financials and industrials sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a Registered Investment Company under the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” Based

Notes to Financial Statements/Consolidated Financial Statements

on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund anticipates treating the income generated from investments in the Cayman Subsidiary as “qualifying income.” However, the tax treatment of income from commodity-related investments and the Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, U.S. Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (the Code). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

The Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: The Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on U.S. futures exchanges is subject to regulation by the SEC and the CFTC and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges, and such regulations may be less vigorously enforced than regulations in the U.S. positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

U.S. Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. U.S. Treasury strips generally lose value when interest rates rise.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

10. Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is currently evaluating the impact and does not expect ASU to have a material impact on the financial statements.

11. Subsequent Event

Each Fund’s management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of July 31, 2025.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund and PGIM Quant Solutions Mid-Cap Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (five of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of July 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PGIM Jennison Small-Cap Core Equity Fund (1)

PGIM Core Conservative Bond Fund (1)

PGIM TIPS Fund (1)

PGIM Quant Solutions Commodity Strategies Fund (2)

PGIM Quant Solutions Mid-Cap Index Fund (1)

(1)

Statement of operations for the year ended July 31, 2025, statement of changes in net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for each of the five years in the period ended July 31, 2025.

(2)

Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of July 31, 2025, consolidated statement of operations for the year ended July 31, 2025, consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2025 and the financial highlights for the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 19, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Other Information

Form N-CSR Item 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies - None.

Form N-CSR Item 9 - Proxy Disclosures for Open-End Management Investment Companies - None.

Form N-CSR Item 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies - Included within the Statement of Operations of the financial statements filed under Item 7 of this Form.

Form N-CSR Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Advisory Agreements

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, and PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund) (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively “PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, Jennison and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

1	Each of the Funds is a series of Prudential Investment Portfolios 2.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, Jennison and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to each Fund, such as PGIM Investments’ role as administrator of the Funds’ liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions, Jennison and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, PGIM Quantitative Solutions and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Visit our website at pgim.com/investments

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2024.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2024. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

PGIM Quant Solutions Mid-Cap Index Fund (formerly, PGIM Quant Solutions Mid-Cap Core Fund)

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three- year period, and underperformed its benchmark index over the other periods.
●

The Board considered PGIM Investments’ assertion that, as an index fund, the Fund’s performance is consistent with its objective and it exhibits a similar composition and high correlation to its benchmark index, minus expenses.

●	The Board and PGIM Investments agreed to a contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares.
●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

Approval of Advisory Agreements (continued)

●	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods and underperformed the benchmark index over the three-year period.
●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2025.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the other periods.
●	The Board also noted that the Fund outperformed its benchmark index (gross of fees) over the one-, three- and five-year periods.
●

The Board considered PGIM Investments’ assertions that, relative to its peer universe, which has the flexibility to invest in emerging markets and below-investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer-relative results, and therefore, the Fund’s benchmark index is a better measure for evaluating Fund performance.

●

The Board and PGIM Investments agreed to a contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.19% for Class R6 shares through November 30, 2025.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.
●

The Board considered PGIM Investments’ assertions that the Fund’s benchmark index is a better measure for evaluating Fund performance in light of the Fund’s lower risk profile relative to its peers. In this regard, the Board noted that the Fund outperformed its benchmark (on a gross basis) over the one-, three- and five-year trailing periods.

●	The Board also noted that, on a gross basis, the Fund has outperformed its benchmark in six out of the last eight calendar years (since the Fund’s inception).
●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.30% for Class R6 shares through November 30, 2025.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Visit our website at pgim.com/investments

PGIM Quant Solutions Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed over the one-year period.
●	The Board noted that the Fund outperformed its peer universe median, with second quartile performance, over the one-year period.
●	The Board considered that longer-term performance was not yet available.
●

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.70% for Class Z shares through November 30, 2025.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French Secretary

Date:	September 19, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 19, 2025